Exhibit 4.1

EXECUTION COPY

APPLEBEE’S FUNDING LLC and

IHOP FUNDING LLC,

each as Co-Issuer

and

CITIBANK, N.A.,

as Trustee and Series 2018-1 Securities Intermediary

SERIES 2018-1 SUPPLEMENT

Dated as of September 5, 2018

to

BASE INDENTURE

Dated as of September 30, 2014

$225,000,000 Series 2018-1 Variable Funding Senior Notes, Class A-1

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ANNEXES

Annex A	Series 2018-1 Supplemental Definitions List

EXHIBITS

Exhibit A-1-1:	Form of Series 2018-1 Class A-1 Advance Note
Exhibit A-1-2:	Form of Series 2018-1 Class A-1 Swingline Note
Exhibit A-1-3:	Form of Series 2018-1 Class A-1 L/C Note
Exhibit B:	Form of Transferee Certificate
Exhibit C:	Form of Quarterly Noteholders’ Report

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SERIES 2018-1 SUPPLEMENT, dated as of September 5, 2018 (this “2018-1 Series Supplement”), by and among APPLEBEE’S FUNDING LLC, a Delaware limited liability company (the “Applebee’s Issuer”) and IHOP FUNDING LLC, a Delaware limited liability company (the “IHOP Issuer” and, together with the Applebee’s Issuer, the “Co-Issuers” and each, a “Co-Issuer”), and CITIBANK, N.A., a national banking association, as trustee (in such capacity, the “Trustee”) and as Series 2018-1 Securities Intermediary, to the Base Indenture, dated as of September 30, 2014 (as amended, amended and restated, modified or supplemented from time to time, exclusive of Series Supplements, the “Base Indenture”), by and among the Co-Issuers and CITIBANK, N.A., as Trustee and as Securities Intermediary.

PRELIMINARY STATEMENT

WHEREAS, Sections 2.2 and 13.1 of the Base Indenture provide, among other things, that the Co-Issuers and the Trustee may at any time and from time to time enter into a Series Supplement to the Base Indenture for the purpose of authorizing the issuance of one or more Series of Notes (as defined in Annex A of the Base Indenture) upon satisfaction of the conditions set forth therein; and

WHEREAS, all such conditions have been met for the issuance of the Series of Notes authorized hereunder.

NOW, THEREFORE, the parties hereto agree as follows:

DESIGNATION

There is hereby created a Series of Notes to be issued pursuant to the Base Indenture and this 2018-1 Series Supplement, and such Series of Notes shall be designated as Series 2018-1 Notes. On the Series 2018-1 Closing Date, Series 2018-1 Variable Funding Senior Notes, Class A-1 (as referred to herein, the “Series 2018-1 Class A-1 Notes”) shall be issued as the Class of Notes of such Series. The Series 2018-1 Class A-1 Notes shall be issued in three Subclasses: (i) Series 2018-1 Class A-1 Advance Notes (as referred to herein, the “Series 2018-1 Class A-1 Advance Notes”), (ii) Series 2018-1 Class A-1 Swingline Notes (as referred to herein, the “Series 2018-1 Class A-1 Swingline Notes”), and (iii) Series 2018-1 Class A-1 L/C Notes (as referred to herein, the “Series 2018-1 Class A-1 L/C Notes”). For purposes of the Base Indenture and this 2018-1 Series Supplement, the Series 2018-1 Class A-1 Notes shall be deemed to be “Senior Notes.”

ARTICLE I

DEFINITIONS; RULES OF CONSTRUCTION

All capitalized terms used herein (including in the preamble and the recitals hereto) and not otherwise defined herein shall have the meanings assigned to such terms in the Series 2018-1 Supplemental Definitions List attached hereto as Annex A (the “Series 2018-1 Supplemental Definitions List”) as such Series 2018-1 Supplemental Definitions List may be amended, supplemented or otherwise modified from time to time in accordance with the terms hereof. All capitalized terms not otherwise defined herein or therein, and the term “written” or “in writing”, shall have the meanings assigned thereto in the Base Indenture or the Base Indenture Definitions

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List attached to the Base Indenture as Annex A thereto, as such Base Indenture or Base Indenture Definitions List may be amended, supplemented or otherwise modified from time to time in accordance with the terms of the Base Indenture. Unless otherwise specified herein, all Article, Exhibit, Section or Subsection references herein shall refer to Articles, Exhibits, Sections or Subsections of this 2018-1 Series Supplement. Unless otherwise stated herein, as the context otherwise requires or if such term is otherwise defined in the Base Indenture, each capitalized term used or defined herein shall relate only to the Series 2018-1 Class A-1 Notes and not to any other Series of Notes issued by the Co-Issuers. The rules of construction set forth in Section 1.4 of the Base Indenture shall apply for all purposes under this 2018-1 Series Supplement.

ARTICLE II

INITIAL ISSUANCE, INCREASES AND DECREASES OF

SERIES 2018-1 CLASS A-1 OUTSTANDING PRINCIPAL AMOUNT; ISSUANCE OF

ADDITIONAL CLASS A-1 NOTES

Section 2.1    Procedures for Issuing and Increasing the Series 2018-1 Class A-1 Outstanding Principal Amount.

(a)    Subject to satisfaction of the conditions precedent to the making of Series 2018-1 Class A-1 Advances set forth in the Series 2018-1 Class A-1 Note Purchase Agreement, (i) on the Series 2018-1 Closing Date, the Co-Issuers may cause the Series 2018-1 Class A-1 Initial Advance Principal Amount to become outstanding by drawing ratably, at par, the initial principal amounts of the Series 2018-1 Class A-1 Advance Notes corresponding to the aggregate amount of the Series 2018-1 Class A-1 Advances made on the Series 2018-1 Closing Date (the “Series 2018-1 Class A-1 Initial Advance”) and (ii) on any Business Day during the Commitment Term that does not occur during a Cash Trapping Period, the Co-Issuers may increase the Series 2018-1 Class A-1 Outstanding Principal Amount (such increase referred to as an “Increase”), by drawing ratably (or as otherwise set forth in the Series 2018-1 Class A-1 Note Purchase Agreement), at par, additional principal amounts on the Series 2018-1 Class A-1 Advance Notes corresponding to the aggregate amount of the Series 2018-1 Class A-1 Advances made on such Business Day; provided that at no time may the Series 2018-1 Class A-1 Outstanding Principal Amount exceed the Series 2018-1 Class A-1 Notes Maximum Principal Amount. The Series 2018-1 Class A-1 Initial Advance and each Increase shall be made in accordance with the provisions of Sections 2.02 and 2.03 of the Series 2018-1 Class A-1 Note Purchase Agreement and shall be ratably (except as otherwise set forth in the Series 2018-1 Class A-1 Note Purchase Agreement) allocated among the Series 2018-1 Class A-1 Noteholders (other than the Series 2018-1 Class A-1 Subfacility Noteholders in their capacity as such) as provided therein. Proceeds from the Series 2018-1 Class A-1 Initial Advance and each Increase shall be paid as directed by the Co-Issuers in the applicable Series 2018-1 Class A-1 Advance Request or as otherwise set forth in the Series 2018-1 Class A-1 Note Purchase Agreement. Upon receipt of written notice from the Co-Issuers or the Series 2018-1 Class A-1 Administrative Agent of the Series 2018-1 Class A-1 Initial Advance and any Increase, the Trustee shall indicate in its books and records the amount of the Series 2018-1 Class A-1 Initial Advance or such Increase, as applicable.

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(b)    Subject to satisfaction of the applicable conditions precedent set forth in the Series 2018-1 Class A-1 Note Purchase Agreement, on the Series 2018-1 Closing Date, the Co-Issuers may cause (i) the Series 2018-1 Class A-1 Initial Swingline Principal Amount to become outstanding by drawing, at par, the initial principal amounts of the Series 2018-1 Class A-1 Swingline Notes corresponding to the aggregate amount of the Swingline Loans, if any, made on the Series 2018-1 Closing Date pursuant to Section 2.06 of the Series 2018-1 Class A-1 Note Purchase Agreement (the “Series 2018-1 Class A-1 Initial Swingline Loan”) and (ii) the Series 2018-1 Class A-1 Initial Aggregate Undrawn L/C Face Amount to become outstanding by causing the issuance, at par, of the initial principal amounts of the Series 2018-1 Class A-1 L/C Notes corresponding to the aggregate Undrawn L/C Face Amount of the Letters of Credit issued on the Series 2018-1 Closing Date pursuant to Section 2.07 of the Series 2018-1 Class A-1 Note Purchase Agreement; provided that at no time may the Series 2018-1 Class A-1 Outstanding Principal Amount exceed the Series 2018-1 Class A-1 Notes Maximum Principal Amount. The procedures relating to increases in the Series 2018-1 Class A-1 Outstanding Subfacility Amount (each such increase referred to as a “Subfacility Increase”) through borrowings of Swingline Loans and the issuance or incurrence of L/C Obligations are set forth in the Series 2018-1 Class A-1 Note Purchase Agreement. Upon receipt of written notice from the Co-Issuers or the Series 2018-1 Class A-1 Administrative Agent of the issuance of the Series 2018-1 Class A-1 Initial Swingline Loan, the issuance of Series 2018-1 Class A-1 L/C Notes or any Subfacility Increase, the Trustee shall indicate in its books and records the amount of each such issuance or Subfacility Increase.

Section 2.2    Procedures for Decreasing the Series 2018-1 Class A-1 Outstanding Principal Amount.

(a)    Mandatory Decrease. Whenever a Series 2018-1 Class A-1 Excess Principal Event shall have occurred, funds sufficient to decrease the Series 2018-1 Class A-1 Outstanding Principal Amount by the lesser of (x) the amount necessary so that after giving effect to such decrease of the Series 2018-1 Class A-1 Outstanding Principal Amount on such date, no such Series 2018-1 Class A-1 Excess Principal Event shall exist and (y) the amount that would decrease the Series 2018-1 Class A-1 Outstanding Principal Amount to zero (each decrease of the Series 2018-1 Class A-1 Outstanding Principal Amount pursuant to this Section 2.2(a), a “Mandatory Decrease”) shall be due and payable on the Weekly Allocation Date immediately following the date on which the Manager or the Co-Issuers obtain knowledge of such Series 2018-1 Class A-1 Excess Principal Event, in accordance with the Priority of Payments. The Trustee shall distribute the amount of each Mandatory Decrease pursuant to the written direction of the Co-Issuers in the applicable Weekly Manager’s Certificate, which shall include the calculation of such Mandatory Decrease and distribution instructions in accordance with Section 4.02 of the Series 2018-1 Class A-1 Note Purchase Agreement. Any associated Breakage Amounts incurred as a result of such decrease (calculated in accordance with the Series 2018-1 Class A-1 Note Purchase Agreement) shall be allocated as Series 2018-1 Class A-1 Other Amounts pursuant to the Priority of Payments on the Weekly Allocation Date related to the Weekly Manager’s Certificate including such Mandatory Decrease. Upon obtaining Actual Knowledge of such a Series 2018-1 Class A-1 Excess Principal Event, the Co-Issuers promptly, but in any event within two (2) Business Days, shall deliver written notice (by e-mail) of the need for any such Mandatory Decreases to the Trustee and the Series 2018-1 Class A-1 Administrative Agent.

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(b)    Voluntary Decrease. Except as provided in Section 2.2(d), on any Business Day, upon at least three (3) Business Days’ prior written notice to the Series 2018-1 Class A-1 Administrative Agent and the Trustee, the Co-Issuers may decrease the Series 2018-1 Class A-1 Outstanding Principal Amount (each such decrease of the Series 2018-1 Class A-1 Outstanding Principal Amount pursuant to this Section 2.2(b), a “Voluntary Decrease”) by depositing in the Series 2018-1 Class A-1 Distribution Account not later than 10:00 a.m. (New York City time) on the date specified as the decrease date in the prior written notice referred to above and providing a written report to the Trustee directing the Trustee to distribute in accordance with the order of distribution of principal payments set forth in Section 4.02 of the Series 2018-1 Class A-1 Note Purchase Agreement (which report shall include the calculation of such amounts and instructions for the distributions thereof) an amount (subject to the last sentence of this Section 2.2(b)) up to the Series 2018-1 Class A-1 Outstanding Principal Amount equal to the amount of such Voluntary Decrease; provided that to the extent the deposit into the Series 2018-1 Class A-1 Distribution Account described above is not made by 10:00 a.m. (New York City time) on a Business Day, the same shall be deemed to be deposited on the following Business Day. Each such Voluntary Decrease shall be in a minimum principal amount as provided in the Series 2018-1 Class A-1 Note Purchase Agreement. Any associated Breakage Amounts incurred as a result of such decrease (calculated in accordance with the Series 2018-1 Class A-1 Note Purchase Agreement) shall be allocated as Series 2018-1 Class A-1 Other Amounts pursuant to the Priority of Payments on the Weekly Allocation Date related to the Weekly Manager’s Certificate including such Voluntary Decrease. It shall be a condition to any Voluntary Decrease that the amount on deposit in the Collection Account is sufficient to pay the Trustee, the Servicer and the Manager, as applicable, for any unreimbursed Advances and Manager Advances (in each case, with interest thereon at the Advance Interest Rate), if any, on the Weekly Allocation Date immediately following such Voluntary Decrease.

(c)    Upon distribution to the Series 2018-1 Class A-1 Distribution Account of principal of the Series 2018-1 Class A-1 Advance Notes in connection with each Decrease, the Trustee shall (i) remit such amounts to the Holders of the Series 2018-1 Class A-1 Advance Notes and (ii) indicate in its books and records such Decrease.

(d)    The Series 2018-1 Class A-1 Note Purchase Agreement sets forth additional procedures relating to decreases in the Series 2018-1 Class A-1 Outstanding Subfacility Amount (each such decrease, together with any Voluntary Decrease or Mandatory Decrease allocated to the Series 2018-1 Class A-1 Subfacility Noteholders, referred to as a “Subfacility Decrease”) through (i) borrowings of Series 2018-1 Class A-1 Advances to repay Swingline Loans and L/C Obligations or (ii) optional prepayments of Swingline Loans on same day notice. Upon receipt of written notice from the Co-Issuers or the Series 2018-1 Class A-1 Administrative Agent of any Subfacility Decrease, the Trustee shall indicate in its books and records the amount of such Subfacility Decrease.

Section 2.3    Issuances of Additional Class A-1 Notes. In addition to the conditions set forth in Section 2.2(b) of the Base Indenture, for so long as any Series 2018-1 Class A-1 Notes are Outstanding, the issuance of any additional Series of Class A-1 Notes shall also require the consent of the Series 2018-1 Class A-1 Administrative Agent (which consent shall be deemed to have been given unless an objection is delivered to the Co-Issuers within ten (10) Business Days after written notice of such proposed issuance is delivered to the Series 2018-1 Class A-1 Administrative Agent pursuant to the last paragraph of Section 8.01 of the Series 2018-1 Class A-1 Note Purchase Agreement).

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ARTICLE III

SERIES 2018-1 ALLOCATIONS; PAYMENTS

With respect to the Series 2018-1 Class A-1 Notes only, the following shall apply:

Section 3.1    Allocations of Net Proceeds with Respect to the Series 2018-1 Class A-1 Notes; Interest Reserve Letter of Credit. On the Series 2018-1 Closing Date, the Co-Issuers shall arrange for cash deposit into the Senior Notes Interest Reserve Account in an amount necessary, if any, to cause the aggregate amount on deposit therein to equal to the Senior Notes Interest Reserve Amount. On and after the Series 2018-1 Closing Date, proceeds of the Series 2018-1 Class A-1 Notes (including Letters of Credit) may be used for general corporate purposes of the Securitization Entities and the Non-Securitization Entities, including the making of distributions and the funding of acquisitions by any Securitization Entity or Non-Securitization Entity, subject to the terms of the Base Indenture, including Section 8.18 thereof.

Section 3.2 Application of Weekly Collections on Weekly Allocation Dates to the Series 2018-1 Class A-1 Notes; Quarterly Payment Date Applications. On each Weekly Allocation Date, the Co-Issuers (or the Manager on their behalf) shall instruct the Trustee in writing to allocate from the Collection Account all amounts relating to the Series 2018-1 Class A-1 Notes pursuant to, and to the extent that funds are available therefor in accordance with the provisions of, the Priority of Payments, including, without limitation, the Series 2018-1 Class A-1 Quarterly Interest, the Series 2018-1 Class A-1 Commitment Fees Amount, the Series 2018-1 Class A-1 Administrative Expenses, any amount of principal on the Series 2018-1 Class A-1 Senior Notes contemplated by the Priority of Payments for such principal, the Series 2018-1 Class A-1 Other Amounts, and the Series 2018-1 Class A-1 Post- Renewal Date Contingent Interest.

Section 3.3    Certain Distributions from Series 2018-1 Class A-1 Distribution Account. On each Quarterly Payment Date, based solely upon the most recent Quarterly Noteholders’ Report, the Trustee shall, in accordance with Section 6.1 of the Base Indenture, remit to the Series 2018-1 Class A-1 Noteholders or the Series 2018-1 Class A-1 Administrative Agent, as applicable, from the Series 2018-1 Class A-1 Distribution Account, no later than 1:00 p.m. (New York City time) and in accordance with Section 4.02 of the Series 2018-1 Class A-1 Note Purchase Agreement, the amounts withdrawn from the Senior Notes Interest Payment Account, Class A-1 Notes Commitment Fees Account, Senior Notes Principal Payment Account, Senior Notes Post-ARD Contingent Interest Account or otherwise, as applicable, pursuant to Section 5.12(a), (d), (h) or (m) of the Base Indenture, as applicable, or otherwise, and deposited in the Series 2018-1 Class A-1 Distribution Account for the payment of interest and fees and, to the extent applicable, principal or other amounts in respect of the Series 2018-1 Class A-1 Notes on such Quarterly Payment Date.

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Section 3.4    Series 2018-1 Class A-1 Interest and Certain Fees.

(a)    Series 2018-1 Class A-1 Note Rate and L/C Fees. From and after the Series 2018-1 Closing Date, the applicable portions of the Series 2018-1 Class A-1 Outstanding Principal Amount will accrue (i) interest at the Series 2018-1 Class A-1 Note Rate and (ii) L/C Quarterly Fees at the applicable rates provided therefor in the Series 2018-1 Class A-1 Note Purchase Agreement. Such accrued interest and fees will be due and payable in arrears on each Quarterly Payment Date from amounts that are made available for payment thereof (i) on any related Weekly Allocation Date in accordance with the Priority of Payments and (ii) on such Quarterly Payment Date in accordance with Section 5.12 of the Base Indenture, in the amount so made available, commencing on the Initial Quarterly Payment Date; provided that in any event all accrued but unpaid interest and fees shall be paid in full on the Series 2018-1 Legal Final Maturity Date, on any Series 2018-1 Prepayment Date or any other prepayment date with respect to a prepayment in full of the Series 2018-1 Class A-1 Notes, on any day when the Commitments are terminated in full or on any other day on which all of the Series 2018-1 Class A-1 Outstanding Principal Amount is required to be paid in full, in each case pursuant to, and in accordance with, the provisions of the Priority of Payments. To the extent any such amount is not paid when due, such unpaid amount will accrue interest at the Series 2018-1 Class A-1 Note Rate.

(b)    Undrawn Commitment Fees. From and after the Series 2018-1 Closing Date, Undrawn Commitment Fees will accrue as provided in the Series 2018-1 Class A-1 Note Purchase Agreement. Such accrued fees will be due and payable in arrears on each Quarterly Payment Date, from amounts that are made available for payment thereof (i) on any related Weekly Allocation Date in accordance with the Priority of Payments and (ii) on such Quarterly Payment Date in accordance with Section 5.12 of the Base Indenture, in the amount so made available, commencing on the Initial Quarterly Payment Date. To the extent any such amount is not paid when due, such unpaid amount will accrue interest at the Series 2018-1 Class A-1 Note Rate.

(c)    Series 2018-1 Class A-1 Post-Renewal Date Contingent Interest. From and after the Series 2018-1 Class A-1 Notes Renewal Date (after giving effect to any extensions), if the Series 2018-1 Class A-1 Outstanding Principal Amount has not been paid in full or otherwise refinanced in full (which refinancing may also include an extension thereof), additional interest will accrue on the Series 2018-1 Class A-1 Outstanding Principal Amount (excluding any Undrawn L/C Face Amounts included therein) at a rate equal to 5.00% per annum (the “Series 2018-1 Class A-1 Post-Renewal Date Contingent Interest Rate”) in addition to the regular interest that will continue to accrue at the Series 2018-1 Class A-1 Note Rate. All computations of Series 2018-1 Class A-1 Post-Renewal Date Contingent Interest (other than any accruing on any Base Rate Advances) and all computations of fees shall be made on the basis of a year of 360 days and the actual number of days elapsed. All computations of Series 2018-1 Class A-1 Post-Renewal Date Contingent Interest accruing on any Base Rate Advances shall be made on the basis of a 365 (or 366, as applicable) day year and actual number of days elapsed, in accordance with Section 3.01(f) of the Series 2018-1 Class A-1 Note Purchase Agreement. Any Series 2018-1 Series 2018-1 Class A-1 Post-Renewal Date Contingent Interest will be due and payable on any applicable Quarterly Payment Date, as and when amounts are made available for payment thereof (i) on any related Weekly Allocation Date in accordance with the Priority of

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Payments and (ii) on such Quarterly Payment Date in accordance with Section 5.12 of the Base Indenture, in the amount so made available, and failure to pay any Series 2018-1 Class A-1 Post-Renewal Date Contingent Interest in excess of available amounts in accordance with the foregoing will not be an Event of Default and interest will not accrue on any unpaid portion thereof; provided that in any event all accrued but unpaid Series 2018-1 Class A-1 Post-Renewal Date Contingent Interest shall be paid in full on the Series 2018-1 Legal Final Maturity Date or otherwise as part of any Series 2018-1 Final Payment.

(d)    Series 2018-1 Class A-1 Initial Interest Accrual Period. The initial Interest Accrual Period for the Series 2018-1 Class A-1 Notes shall commence on the Series 2018-1 Closing Date and end on (but exclude) the day that is two (2) Business Days prior to the Quarterly Calculation Date preceding the Initial Quarterly Payment Date.

Section 3.5    [Reserved].

Section 3.6    Payment of Series 2018-1 Class A-1 Note Principal.

(a)    Series 2018-1 Class A-1 Notes Principal Payment at Legal Maturity. The Series 2018-1 Class A-1 Outstanding Principal Amount shall be due and payable in full on the Series 2018-1 Legal Final Maturity Date. The Series 2018-1 Class A-1 Outstanding Principal Amount is not prepayable, in whole or in part, except as set forth in the Base Indenture, this Section 3.6, Section 2.2 of this 2018-1 Series Supplement and the Series 2018-1 Class A-1 Note Purchase Agreement.

(b)    Series 2018-1 Class A-1 Renewal Date. The initial Series 2018-1 Class A-1 Notes Renewal Date will be the Quarterly Payment Date occurring in September 2021, unless extended as provided below in this Section 3.6(b).

(i)    First Extension Election. Subject to the conditions set forth in Section 3.6(b)(v), and so long as all outstanding Senior Debt (other than the Series 2018-1 Class A-1 Notes) is refinanced on or prior to December 31, 2019 (the “2014 Senior Debt Refinancing”), the Manager (on behalf of the Co-Issuers) shall have the option on the date of the 2014 Senior Debt Refinancing (the “Senior Debt Financing Date”) or on any Quarterly Payment Date thereafter up to and including the Quarterly Payment Date occurring in September 2021 to elect (the “Series 2018-1 First Extension Election”) to extend the Series 2018-1 Class A-1 Notes Renewal Date to the Quarterly Payment Date occurring in September 2022 by delivering written notice to the Series 2018-1 Class A-1 Administrative Agent, the Trustee and the Control Party on the applicable date to the effect that the conditions precedent to such Series 2018-1 First Extension Election set forth in Section 3.6(b)(v) have been satisfied, and upon such extension, the Quarterly Payment Date occurring in September 2022 shall become the Series 2018-1 Class A-1 Notes Renewal Date.

(ii)    Second Extension Election. Subject to the conditions set forth in Section 3.6(b)(v), if the Series 2018-1 First Extension Election has been made and become effective, the Manager (on behalf of the Co-Issuers) shall have the option on or before the Quarterly Payment Date occurring in September 2022 to elect (the “Series 2018-1 Second Extension Election”) to extend the Series 2018-1 Class A-1 Notes Renewal Date to the Quarterly

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Payment Date occurring in September 2023 by delivering written notice to the Series 2018-1 Class A-1 Administrative Agent, the Trustee and the Control Party no later than the Quarterly Payment Date occurring in September 2022 to the effect that the conditions precedent to such Series 2018-1 Second Extension Election set forth in Section 3.6(b)(v) have been satisfied, and upon such extension, the Quarterly Payment Date occurring in September 2023 shall become the Series 2018-1 Class A-1 Notes Renewal Date. Notwithstanding the foregoing and subject to the conditions set forth in Section 3.6(b)(v), if the 2014 Senior Debt Refinancing Date occurs on or prior to December 31, 2019, the Manager (on behalf of the Co-Issuers) shall have the option on the 2014 Senior Debt Financing Date or on any Quarterly Payment Date thereafter up to and including the Quarterly Payment Date occurring in September 2021, to exercise the Series 2018-1 First Extension Election and the Series 2018-1 Second Extension Election (the “Early Extension Option”) by contemporaneously delivering written notice thereof to the Series 2018-1 Class A-1 Administrative Agent, the Trustee and the Control Party. Upon exercise of the Early Extension Option and the satisfaction of the conditions precedent in Section 3.6(b)(v), the Quarterly Payment Date occurring in September 2023 shall become the Series 2018-1 Class A-1 Notes Renewal Date.

(iii)    Third Extension Election. Subject to the conditions set forth in Section 3.6(b)(vi), if the Series 2018-1 Second Extension Election or the Early Extension Option has been made and become effective, the Manager (on behalf of the Co-Issuers) shall have the option on or before the Quarterly Payment Date occurring in September 2023 to elect (the “Series 2018-1 Third Extension Election”) to extend the Series 2018-1 Class A-1 Notes Renewal Date to the Quarterly Payment Date occurring in September 2024 by delivering written notice to the Series 2018-1 Class A-1 Administrative Agent, the Trustee and the Control Party no later than the Quarterly Payment Date occurring in September 2023 to the effect that the conditions precedent to such Series 2018-1 Third Extension Election set forth in Section 3.6(b)(vi) have been satisfied, and upon such extension, the Quarterly Payment Date occurring in September 2024 shall become the Series 2018-1 Class A-1 Notes Renewal Date.

(iv)    Fourth Extension Election. Subject to the conditions set forth in Section 3.6(b)(vi), if the Series 2018-1 Third Extension Election has been made and become effective, the Manager (on behalf of the Co-Issuers) shall have the option on or before the Quarterly Payment Date occurring in September 2024 to elect (the “Series 2018-1 Fourth Extension Election”) to extend the Series 2018-1 Class A-1 Notes Renewal Date to the Quarterly Payment Date occurring in September 2025 by delivering written notice to the Series 2018-1 Class A-1 Administrative Agent, the Trustee and the Control Party no later than the Quarterly Payment Date occurring in September 2024 to the effect that the conditions precedent to such Series 2018-1 Fourth Extension Election set forth in Section 3.6(b)(vi) have been satisfied, and upon such extension, the Quarterly Payment Date occurring in September 2025 shall become the Series 2018-1 Class A-1 Notes Renewal Date.

(v)    Conditions Precedent to First and Second Extension Elections. It shall be a condition to the effectiveness of the Series 2018-1 First Extension Election, the Early Extension Option and the Series 2018-1 Second Extension Election that, in the case of the Series 2018-1 First Extension Election or the Early Extension Option, as the case may be, on the Quarterly Payment Date occurring in September 2021, and in the case of the Series 2018-1 Second Extension Election, if not previously exercised pursuant to the Early Extension Option,

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on the Quarterly Payment Date occurring in September 2022, (a) the DSCR is greater than or equal to 2.00:1.00 (calculated with respect to the most recently ended Quarterly Collection Period) and (b) the rating assigned to the Series 2018-1 Class A-1 Notes by S&P has not been downgraded below “BBB-”. Any notice given pursuant to Section 3.6(b)(i) or (ii) shall be irrevocable; provided that if the conditions set forth in this Section 3.6(b)(v) are not met as of the applicable extension date, the election set forth in such notice shall automatically be deemed ineffective. For the avoidance of doubt, no consent of the Trustee, the Control Party, the Controlling Class Representative, the Series 2018-1 Class A-1 Administrative Agent, any Noteholder or any other Secured Party shall be necessary for the effectiveness of the Series 2018-1 First Extension Election, the Early Extension Option or the Series 2018-1 Second Extension Election.

(vi)    Conditions Precedent to Third and Fourth Extension Elections. It shall be a condition to the effectiveness of the Series 2018-1 Third Extension Election and Series 2018-1 Fourth Extension Election that, in the case of the Series 2018-1 Third Extension Election, on the Quarterly Payment Date occurring in September 2023, and in the case of the Series 2018-1 Fourth Extension Election, on the Quarterly Payment Date occurring in September 2024: (a) the DSCR is greater than or equal to 2.00:1.00 (calculated as of the most recent Quarterly Calculation Date), (b) all Class A-1 Extension Fees shall have been paid on or prior to such Quarterly Payment Date and (c) the rating assigned to the Series 2018-1 Class A-1 Notes by S&P has not been downgraded below “BBB-”. Any notice given pursuant to Section 3.6(b)(iii) or (iv) shall be irrevocable; provided that if the conditions set forth in this Section 3.6(b)(vi) are not met as of the applicable extension date, the election set forth in such notice shall automatically be deemed ineffective. For the avoidance of doubt, no consent of the Trustee, the Control Party, the Controlling Class Representative, the Series 2018-1 Class A-1 Administrative Agent, any Noteholder or any other Secured Party shall be necessary for the effectiveness of the Series 2018-1 Third Extension Election or the Series 2018-1 Fourth Extension Election.

(c)    [Reserved].

(d)    Certain Series 2018-1 Class A-1 Notes Mandatory Payments of Principal.

(i)    During any Rapid Amortization Period, principal payments shall be due and payable on each Quarterly Payment Date on the Series 2018-1 Class A-1 Notes as and when amounts are made available for payment thereof (i) on any related Weekly Allocation Date in accordance with the Priority of Payments and (ii) on such Quarterly Payment Date in accordance with Section 5.12 of the Base Indenture, in the amount so made available. Such payments shall be ratably allocated among the Series 2018-1 Class A-1 Noteholders in accordance with the order of distribution of principal payments set forth in Section 4.02 of the Series 2018-1 Class A-1 Note Purchase Agreement.

(ii)    During any Series 2018-1 Class A-1 Notes Amortization Period, principal payments shall be due and payable on the Series 2018-1 Class A-1 Notes as and when amounts are made available for payment thereof (i) on each Weekly Allocation Date during such period in accordance with the Priority of Payments and (ii) on each Quarterly Payment Date during such period in accordance with Section 5.12 of the Base Indenture, in the amount so made available. Such payments shall be allocated among the Series 2018-1 Class A-1 Noteholders, in accordance with the order of distribution of principal payments set forth in Section 4.02 of the Series 2018-1 Class A-1 Note Purchase Agreement.

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(e)    [Reserved].

(f)    [Reserved].

(g)    [Reserved].

(h)    [Reserved].

(i)    Voluntary Decrease in Respect of the Series 2018-1 Class A-1 Notes. For the avoidance of doubt, a Voluntary Decrease in respect of the Series 2018-1 Class A-1 Notes is governed by Section 2.2 of this 2018-1 Series Supplement and not by this Section 3.6.

(j)    Indemnification Amounts; Insurance/Condemnation Proceeds; Asset Disposition Proceeds. Any Indemnification Amounts, Insurance/Condemnation Proceeds or Asset Disposition Proceeds allocated to the Senior Notes Principal Payment Account for payment of the Series 2018-1 Class A-1 Notes in accordance with Section 5.11(i) of the Base Indenture shall be withdrawn from the Senior Notes Principal Payment Account in accordance with Section 5.12(h) of the Base Indenture and deposited in the Series 2018-1 Class A-1 Distribution Account and used to prepay the Series 2018-1 Class A-1 Notes (in accordance with the order of distribution of principal payments set forth in Section 4.02 of the Series 2018-1 Class A-1 Note Purchase Agreement) on the Quarterly Payment Date immediately succeeding such deposit. In connection with any prepayment made with Indemnification Amounts or Insurance/Condemnation Proceeds pursuant to this Section 3.6(j), the Co-Issuers shall not be obligated to pay any premium or make-whole prepayment premium.

(k)    Series 2018-1 Class A-1 Prepayment Distributions. On the Series 2018-1 Prepayment Date for each Series 2018-1 Class A-1 Prepayment to be made pursuant to this Section 3.6 in respect of the Series 2018-1 Class A-1 Notes, the Trustee shall, in accordance with Section 6.1 of the Base Indenture (except that notwithstanding anything to the contrary therein, references to the distributions being made on a Quarterly Payment Date shall be deemed to be references to distributions made on such Series 2018-1 Prepayment Date and references to the Record Date shall be deemed to be references to the Prepayment Record Date), and based solely upon the applicable written report provided by the Co-Issuers to the Trustee directing the Trustee to distribute the applicable prepayment in accordance with this Section 3.6(k), wire transfer to the Series 2018-1 Class A-1 Noteholders of record on the applicable Prepayment Record Date, in accordance with the order of distribution of principal payments set forth in Section 4.02 of the Series 2018-1 Class A-1 Note Purchase Agreement, the amount deposited in the Series 2018-1 Class A-1 Distribution Account pursuant to this Section 3.6, if any, in order to repay the applicable portion of the Series 2018-1 Class A-1 Outstanding Principal Amount and pay all accrued and unpaid interest thereon up to such Series 2018-1 Prepayment Date and any associated Breakage Amounts incurred as a result of such prepayment.

(l)    Series 2018-1 Notices of Final Payment. The Co-Issuers shall notify the Trustee and the Servicer on or before the Prepayment Record Date preceding a Series 2018-1 Prepayment Date that will be the Series 2018-1 Final Payment Date. The Trustee shall provide

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any written notice required under this Section 3.6(l) to each Person in whose name a Series 2018-1 Class A-1 Note is registered at the close of business on such Prepayment Record Date of the Series 2018-1 Prepayment Date that will be the Series 2018-1 Final Payment Date. Such written notice to be sent to the Series 2018-1 Class A-1 Noteholders shall be made at the expense of the Co-Issuers and shall be mailed by the Trustee within five (5) Business Days of receipt of notice from the Co-Issuers indicating that the Series 2018-1 Final Payment will be made and shall specify that such Series 2018-1 Final Payment will be payable only upon presentation and surrender of the Series 2018-1 Class A-1 Notes, which surrender shall also constitute a general release by the applicable Noteholder of any claims against the Securitization Entities, the Manager, the Trustee and their affiliates, and shall specify the place where the Series 2018-1 Class A-1 Notes may be presented and surrendered for such Series 2018-1 Final Payment.

Section 3.7    Series 2018-1 Class A-1 Distribution Account.

(a)    Establishment of Series 2018-1 Class A-1 Distribution Account. The Co-Issuers have established with the Trustee and the Trustee shall maintain the Series 2018-1 Class A-1 Distribution Account in the name of the Trustee for the benefit of the Series 2018-1 Class A-1 Noteholders, bearing a designation clearly indicating that the funds deposited therein are held for the benefit of the Series 2018-1 Class A-1 Noteholders. The Series 2018-1 Class A-1 Distribution Account shall be an Eligible Account. Initially, the Series 2018-1 Class A-1 Distribution Account will be established with the Trustee.

(b)    Series 2018-1 Class A-1 Distribution Account Constitutes Additional Collateral for Series 2018-1 Class A-1 Notes. In order to secure and provide for the repayment and payment of the Obligations with respect to the Series 2018-1 Class A-1 Notes, the Co-Issuers hereby grant a security interest in and assign, pledge, grant, transfer and set over to the Trustee, for the benefit of the Series 2018-1 Class A-1 Noteholders, all of the Co-Issuers’ right, title and interest, if any, in and to the following (whether now or hereafter existing or acquired): (i) the Series 2018-1 Class A-1 Distribution Account, including any security entitlement with respect thereto; (ii) all funds and other property (including, without limitation, Financial Assets) on deposit therein from time to time; (iii) all certificates and instruments, if any, representing or evidencing any or all of the Series 2018-1 Class A-1 Distribution Account or the funds on deposit therein from time to time; (iv) all interest, dividends, cash, instruments and other property from time to time received, receivable or otherwise distributed in respect of or in exchange for the Series 2018-1 Class A-1 Distribution Account or the funds on deposit therein from time to time; and (v) all proceeds of any and all of the foregoing, including, without limitation, cash (the items in the foregoing clauses (i) through (v) are referred to, collectively, as the “Series 2018-1 Class A-1 Distribution Account Collateral”).

(c)    Termination of Series 2018-1 Class A-1 Distribution Account. On or after the date on which (1) all accrued and unpaid interest on and principal of all Outstanding Series 2018-1 Class A-1 Notes have been paid, (2) all Undrawn L/C Face Amounts have expired or have been cash collateralized in accordance with the terms of the Series 2018-1 Class A-1 Note Purchase Agreement (after giving effect to the provisions of Section 4.04 of the Series 2018-1 Class A-1 Note Purchase Agreement), (3) all fees and expenses and other amounts then due and payable under the Series 2018-1 Class A-1 Note Purchase Agreement have been paid and (4) all Series 2018-1 Class A-1 Commitments have been terminated in full, the Trustee, acting in

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accordance with the written instructions of the Co-Issuers (or the Manager on their behalf), shall withdraw from the Series 2018-1 Class A-1 Distribution Account all amounts on deposit therein (and the proceeds of any other instruments and other property credited thereto) for distribution pursuant to the Priority of Payments and all Liens, if any, created in favor of the Trustee for the benefit of the Series 2018-1 Class A-1 Noteholders (solely in their capacity as such) under the Base Indenture with respect to Series 2018-1 Class A-1 Distribution Account shall be automatically released, and the Trustee, upon written request of the Co-Issuers, at the written direction of the Control Party, shall execute and deliver to the Co-Issuers any and all documentation reasonably requested and prepared by the Co-Issuers at the Co-Issuers’ expense to effect or evidence the release by the Trustee of the security interest of the Series 2018-1 Class A-1 Noteholders (solely in their capacity as such) in the Series 2018-1 Class A-1 Distribution Account Collateral.

Section 3.8    [Reserved].

Section 3.9 Trustee as Securities Intermediary.

(a)    The Trustee or other Person holding the Series 2018-1 Class A-1 Distribution Account shall be the “Series 2018-1 Securities Intermediary.” If the Series 2018-1 Securities Intermediary in respect of the Series 2018-1 Class A-1 Distribution Account is not the Trustee, the Co-Issuers shall obtain the express agreement of such other Person to the obligations of the Series 2018-1 Securities Intermediary set forth in this Section 3.9.

(b)    The Series 2018-1 Securities Intermediary agrees that:

(i)    The Series 2018-1 Class A-1 Distribution Accounts is an account to which Financial Assets will or may be credited;

(ii)    The Series 2018-1 Class A-1 Distribution Account is a “securities account” within the meaning of Section 8-501 of the New York UCC and the Series 2018-1 Securities Intermediary qualifies as a “securities intermediary” under Section 8-102(a) of the New York UCC;

(iii)    All securities or other property (other than cash) underlying any Financial Assets credited to the Series 2018-1 Class A-1 Distribution Account shall be registered in the name of the Series 2018-1 Securities Intermediary, indorsed to the Series 2018-1 Securities Intermediary or in blank or credited to another securities account maintained in the name of the Series 2018-1 Securities Intermediary, and in no case will any Financial Asset credited to the Series 2018-1 Class A-1 Distribution Account be registered in the name of any Co-Issuer, payable to the order of any Co-Issuer or specially indorsed to any Co-Issuer;

(iv)    All property delivered to the Series 2018-1 Securities Intermediary pursuant to this 2018-1 Series Supplement will be promptly credited to the Series 2018-1 Class A-1 Distribution Account;

(v)    Each item of property (whether investment property, security, instrument or cash) credited to the Series 2018-1 Class A-1 Distribution Account shall be treated as a Financial Asset;

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(vi)    If at any time the Series 2018-1 Securities Intermediary shall receive any entitlement order from the Trustee (including those directing transfer or redemption of any Financial Asset) relating to the Series 2018-1 Class A-1 Distribution Account, the Series 2018-1 Securities Intermediary shall comply with such entitlement order without further consent by any Co-Issuer, any other Securitization Entity or any other Person;

(vii)    The Series 2018-1 Class A-1 Distribution Account shall be governed by the laws of the State of New York, regardless of any provision of any other agreement. For purposes of all applicable UCCs, the State of New York shall be deemed to the Series 2018-1 Securities Intermediary’s jurisdiction and the Series 2018-1 Class A-1 Distribution Account (as well as the “security entitlements” (as defined in Section 8-102(a)(17) of the New York UCC) related thereto) shall be governed by the laws of the State of New York;

(viii)    The Series 2018-1 Securities Intermediary has not entered into, and until termination of this 2018-1 Series Supplement will not enter into, any agreement with any other Person relating to the Series 2018-1 Class A-1 Distribution Account and/or any Financial Assets credited thereto pursuant to which it has agreed to comply with “entitlement orders” (as defined in Section 8-102(a)(8) of the New York UCC) of such other Person, and the Series 2018-1 Securities Intermediary has not entered into, and until the termination of this 2018-1 Series Supplement will not enter into, any agreement with the Co-Issuers purporting to limit or condition the obligation of the Series 2018-1 Securities Intermediary to comply with entitlement orders as set forth in Section 3.9(b)(vi); and

(ix)    Except for the claims and interest of the Trustee, the Secured Parties and the Securitization Entities in the Series 2018-1 Class A-1 Distribution Account, neither the Series 2018-1 Securities Intermediary nor, in the case of the Trustee, any Trust Officer knows of any claim to, or interest in, the Series 2018-1 Class A-1 Distribution Account or any Financial Asset credited thereto. If the Series 2018-1 Securities Intermediary or, in the case of the Trustee, a Trust Officer has Actual Knowledge of the assertion by any other person of any Lien, encumbrance or adverse claim (including any writ, garnishment, judgment, warrant of attachment, execution or similar process) against the Series 2018-1 Class A-1 Distribution Account or any Financial Asset carried therein, the Series 2018-1 Securities Intermediary shall deliver prompt written notice to the Series 2018-1 Class A-1 Administrative Agent, the Trustee, the Manager, the Servicer and the Co-Issuers thereof.

(c)    At any time after the occurrence and during the continuation of an Event of Default, the Trustee shall possess all right, title and interest in all funds on deposit from time to time in the Series 2018-1 Class A-1 Distribution Account and in all proceeds thereof, and shall (acting at the direction of the Control Party (at the direction of the Controlling Class Representative)) be the only Person authorized to originate entitlement orders in respect of the Series 2018-1 Class A-1 Distribution Account; provided, however, that at all other times the Co-Issuers shall be authorized to instruct the Trustee to originate entitlement orders in respect of the Series 2018-1 Class A-1 Distribution Account.

Section 3.10    Manager. Pursuant to the Management Agreement, the Manager has agreed to provide certain reports, notices, instructions and other services on behalf of the Co-Issuers. The Series 2018-1 Class A-1 Noteholders by their acceptance of the Series 2018-1 Class

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A-1 Notes consent to the provision of such reports and notices to the Trustee by the Manager in lieu of the Co-Issuers. Any such reports and notices that are required to be delivered to the Series 2018-1 Class A-1 Noteholders hereunder will be made available on the Trustee’s website in the manner set forth in Section  4.4 of the Base Indenture.

Section 3.11    Replacement of Ineligible Accounts. If, at any time, the Series 2018-1 Class A-1 Distribution Account shall cease to be an Eligible Account (a “Series 2018-1 Ineligible Account”), the Co-Issuers shall (i) within five (5) Business Days of obtaining Actual Knowledge thereof, notify the Control Party thereof and (ii) within sixty (60) days of obtaining Actual Knowledge thereof, (A) establish, or cause to be established, a new account that is an Eligible Account in substitution for such Series 2018-1 Ineligible Account, (B) following the establishment of such new Eligible Account, transfer or, with respect to the Trustee Accounts maintained at the Trustee, instruct the Trustee in writing to transfer all cash and investments from such Series 2018-1 Ineligible Account into such new Eligible Account and (C) pledge, or cause to be pledged, such new Eligible Account to the Trustee for the benefit of the Secured Parties and, if such new Eligible Account is not established with the Trustee, cause such new Eligible Account to be subject to an Account Control Agreement in form and substance reasonably acceptable to the Control Party and the Trustee.

ARTICLE IV

FORM OF SERIES 2018-1 CLASS A-1 NOTES

Section 4.1    Issuance of Series 2018-1 Class A-1 Notes. (a) The Series 2018-1 Class A-1 Advance Notes will be issued in the form of definitive notes in fully registered form without interest coupons, substantially in the form set forth in Exhibit A-1-1 hereto, and will be issued to the Series 2018-1 Class A-1 Noteholders (other than the Series 2018-1 Class A-1 Subfacility Noteholders) pursuant to and in accordance with the Series 2018-1 Class A-1 Note Purchase Agreement and shall be duly executed by the Co-Issuers and authenticated by the Trustee in the manner set forth in Section 2.4 of the Base Indenture. Other than in accordance with this 2018-1 Series Supplement and the Series 2018-1 Class A-1 Note Purchase Agreement, the Series 2018-1 Class A-1 Advance Notes will not be permitted to be transferred, assigned, exchanged or otherwise pledged or conveyed by such Series 2018-1 Class A-1 Noteholders. The Series 2018-1 Class A-1 Advance Notes shall bear a face amount equal in the aggregate to up to the Series 2018-1 Class A-1 Notes Maximum Principal Amount as of the Series 2018-1 Closing Date, and shall be initially issued in an aggregate outstanding principal amount equal to the Series 2018-1 Class A-1 Initial Advance Principal Amount pursuant to Section 2.1(a). The Trustee shall record any Increases or Decreases with respect to the Series 2018-1 Class A-1 Outstanding Principal Amount such that, subject to Section 4.1(d), the principal amount of the Series 2018-1 Class A-1 Advance Notes that are Outstanding accurately reflects all such Increases and Decreases.

(b)    The Series 2018-1 Class A-1 Swingline Notes will be issued in the form of definitive notes in fully registered form without interest coupons, substantially in the form set forth in Exhibit A-1-2 hereto, and will be issued to the Swingline Lender pursuant to and in accordance with the Series 2018-1 Class A-1 Note Purchase Agreement and shall be duly executed by the Co-Issuers and authenticated by the Trustee in the manner set forth in Section 2.4 of the Base Indenture. Other than in accordance with this 2018-1 Series Supplement

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and the Series 2018-1 Class A-1 Note Purchase Agreement, the Series 2018-1 Class A-1 Swingline Notes will not be permitted to be transferred, assigned, exchanged or otherwise pledged or conveyed by the Swingline Lender. The Series 2018-1 Class A-1 Swingline Note shall bear a face amount equal in the aggregate to up to the Swingline Commitment as of the Series 2018-1 Closing Date, and shall be initially issued in an aggregate outstanding principal amount equal to the Series 2018-1 Class A-1 Initial Swingline Principal Amount pursuant to Section 2.1(b)(i) of this 2018-1 Series Supplement. The Trustee shall record any Subfacility Increases or Subfacility Decreases with respect to the Swingline Loans such that, subject to Section 4.1(d), the aggregate principal amount of the Series 2018-1 Class A-1 Swingline Notes that is Outstanding accurately reflects all such Subfacility Increases and Subfacility Decreases.

(c)    The Series 2018-1 Class A-1 L/C Notes will be issued in the form of definitive notes in fully registered form without interest coupons, substantially in the form set forth in Exhibit A-1-3 hereto, and will be issued to the L/C Provider pursuant to and in accordance with the Series 2018-1 Class A-1 Note Purchase Agreement and shall be duly executed by the Co-Issuers and authenticated by the Trustee in the manner set forth in Section 2.4 of the Base Indenture. Other than in accordance with this 2018-1 Series Supplement and the Series 2018-1 Class A-1 Note Purchase Agreement, the Series 2018-1 Class A-1 L/C Notes will not be permitted to be transferred, assigned, exchanged or otherwise pledged or conveyed by the L/C Provider. The Series 2018-1 Class A-1 L/C Notes shall bear a face amount equal in the aggregate to up to the L/C Commitment as of the Series 2018-1 Closing Date, and shall be initially issued in an aggregate amount equal to the Series 2018-1 Class A-1 Initial Aggregate Undrawn L/C Face Amount pursuant to Section 2.1(b)(i). The Trustee shall record any Subfacility Increases or Subfacility Decreases with respect to Undrawn L/C Face Amounts or Unreimbursed L/C Drawings, as applicable, such that, subject to Section 4.1(d), the aggregate amount of the Series 2018-1 Class A-1 L/C Notes that is Outstanding accurately reflects all such Subfacility Increases and Subfacility Decreases. All Undrawn L/C Face Amounts shall be deemed to be “principal” outstanding under the Series 2018-1 Class A-1 L/C Notes for all purposes of the Indenture and the other Related Documents other than for purposes of accrual of interest.

(d)    For the avoidance of doubt, notwithstanding that the aggregate face amount of the Series 2018-1 Class A-1 Notes will exceed the Series 2018-1 Class A-1 Notes Maximum Principal Amount, at no time will the principal amount actually outstanding of the Series 2018-1 Class A-1 Advance Notes, the Series 2018-1 Class A-1 Swingline Notes and the Series 2018-1 Class A-1 L/C Notes in the aggregate exceed the Series 2018-1 Class A-1 Notes Maximum Principal Amount.

(e)    The Series 2018-1 Class A-1 Notes may have such letters, numbers or other marks of identification and such legends or endorsements placed thereon as may be required to comply with the rules of any securities exchange or as may, consistently herewith, be determined by the Authorized Officers executing such Series 2018-1 Class A-1 Notes, as evidenced by their execution of the Series 2018-1 Class A-1 Notes. The Series 2018-1 Class A-1 Notes may be produced in any manner, all as determined by the Authorized Officers executing such Series 2018-1 Class A-1 Notes, as evidenced by their execution of such Series 2018-1 Class A-1 Notes. The initial sale of the Series 2018-1 Class A-1 Notes is limited to Persons who have executed the Series 2018-1 Class A-1 Note Purchase Agreement. The Series 2018-1 Class A-1

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Notes may be resold only to the Co-Issuers, their Affiliates, and Persons who are not Competitors (except that Series 2018-1 Class A-1 Notes may be resold to Persons who are Competitors with the written consent of the Co-Issuers) in compliance with the terms of the Series 2018-1 Class A-1 Note Purchase Agreement.

Section 4.2    [Reserved].

Section 4.3    Transfer Restrictions of Series 2018-1 Class A-1 Notes.

(a)    Subject to the terms of the Indenture and the Series 2018-1 Class A-1 Note Purchase Agreement, the holder of any Series 2018-1 Class A-1 Advance Note may transfer the same in whole or in part, in an amount equivalent to an authorized denomination, by surrendering such Series 2018-1 Class A-1 Advance Note at the applicable Corporate Trust Office, with the form of transfer endorsed on it duly completed and executed by, or accompanied by a written instrument of transfer in form satisfactory to the Co-Issuers and the Registrar by, the holder thereof or his attorney duly authorized in writing, with such signature guaranteed by an “eligible guarantor institution” meeting the requirements of the Registrar, which requirements include membership or participation in the Security Transfer Agent Medallion Program (“STAMP”) or such other “signature guarantee program” as may be determined by the Registrar in addition to, or in substitution for, STAMP, and accompanied by a certificate substantially in the form of Exhibit B hereto; provided that if the holder of any Series 2018-1 Class A-1 Advance Note transfers, in whole or in part, its interest in any Series 2018-1 Class A-1 Advance Note pursuant to (i) an Assignment and Assumption Agreement substantially in the form of Exhibit B to the Series 2018-1 Class A-1 Note Purchase Agreement or (ii) an Investor Group Supplement substantially in the form of Exhibit C to the Series 2018-1 Class A-1 Note Purchase Agreement, then such Series 2018-1 Class A-1 Noteholder will not be required to submit a certificate substantially in the form of Exhibit B hereto upon transfer of its interest in such Series 2018-1 Class A-1 Advance Note. In exchange for any Series 2018-1 Class A-1 Advance Note properly presented for transfer, the Co-Issuers shall execute and the Trustee shall promptly authenticate and deliver or cause to be authenticated and delivered in compliance with applicable law, to the transferee at such office, or send by mail (at the risk of the transferee) to such address as the transferee may request, Series 2018-1 Class A-1 Advance Notes for the same aggregate principal amount as was transferred. In the case of the transfer of any Series 2018-1 Class A-1 Advance Note in part, the Co-Issuers shall execute and the Trustee shall promptly authenticate and deliver or cause to be authenticated and delivered to the transferor at such office, or send by mail (at the risk of the transferor) to such address as the transferor may request, Series 2018-1 Class A-1 Notes for the aggregate principal amount that was not transferred. No transfer of any Series 2018-1 Class A-1 Advance Note shall be made unless the request for such transfer is made by the Series 2018-1 Class A-1 Noteholder at such office. Neither the Co-Issuers nor the Trustee shall be liable for any delay in delivery of transfer instructions and each may conclusively rely on, and shall be protected in relying on, such instructions. Upon the issuance of transferred Series 2018-1 Class A-1 Advance Notes, the Trustee shall recognize the holders of such Series 2018-1 Class A-1 Advance Note as Series 2018-1 Class A-1 Noteholders.

(b)    Subject to the terms of the Indenture and the Series 2018-1 Class A-1 Note Purchase Agreement, the Swingline Lender may transfer the Series 2018-1 Class A-1 Swingline Notes in whole but not in part by surrendering such Series 2018-1 Class A-1 Swingline Notes at

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the applicable Corporate Trust Office, with the form of transfer endorsed on it duly completed and executed by, or accompanied by a written instrument of transfer in form satisfactory to the Co-Issuers and the Registrar by, the holder thereof or his attorney duly authorized in writing, with such signature guaranteed by an “eligible guarantor institution” meeting the requirements of the Registrar, which requirements include membership or participation in the STAMP or such other “signature guarantee program” as may be determined by the Registrar in addition to, or in substitution for, STAMP, and accompanied by an assignment agreement pursuant to Section 9.17(d) of the Series 2018-1 Class A-1 Note Purchase Agreement. In exchange for any Series 2018-1 Class A-1 Swingline Note properly presented for transfer, the Co-Issuers shall execute and the Trustee shall promptly authenticate and deliver or cause to be authenticated and delivered in compliance with applicable law, to the transferee at such office, or send by mail (at the risk of the transferee) to such address as the transferee may request, a Series 2018-1 Class A-1 Swingline Note for the same aggregate principal amount as was transferred. No transfer of any Series 2018-1 Class A-1 Swingline Note shall be made unless the request for such transfer is made by the Swingline Lender at such office. Neither the Co-Issuers nor the Trustee shall be liable for any delay in delivery of transfer instructions and each may conclusively rely on, and shall be protected in relying on, such instructions. Upon the issuance of any transferred Series 2018-1 Class A-1 Swingline Note, the Trustee shall recognize the holder of such Series 2018-1 Class A-1 Swingline Note as a Series 2018-1 Class A-1 Noteholder.

(c)    Subject to the terms of the Indenture and the Series 2018-1 Class A-1 Note Purchase Agreement, an L/C Provider may transfer any Series 2018-1 Class A-1 L/C Note in whole or in part, in an amount equivalent to an authorized denomination, by surrendering such Series 2018-1 Class A-1 L/C Note at the applicable Corporate Trust Office, with the form of transfer endorsed on it duly completed and executed by, or accompanied by a written instrument of transfer in form satisfactory to the Co-Issuers and the Registrar by, the holder thereof or his attorney duly authorized in writing, with such signature guaranteed by an “eligible guarantor institution” meeting the requirements of the Registrar, which requirements include membership or participation in the STAMP or such other “signature guarantee program” as may be determined by the Registrar in addition to, or in substitution for, STAMP, and accompanied by an assignment agreement pursuant to Section 9.17(e) of the Series 2018-1 Class A-1 Note Purchase Agreement. In exchange for any Series 2018-1 Class A-1 L/C Note properly presented for transfer, the Co-Issuers shall execute and the Trustee shall promptly authenticate and deliver or cause to be authenticated and delivered in compliance with applicable law, to the transferee at such office, or send by mail (at the risk of the transferee) to such address as the transferee may request, Series 2018-1 Class A-1 L/C Notes for the same aggregate principal amount as was transferred. In the case of the transfer of any Series 2018-1 Class A-1 L/C Note in part, the Co-Issuers shall execute and the Trustee shall promptly authenticate and deliver or cause to be authenticated and delivered to the transferor at such office, or send by mail (at the risk of transferor) to such address as the transferor may request, Series 2018-1 Class A-1 L/C Notes for the aggregate principal amount that was not transferred. No transfer of any Series 2018-1 Class A-1 L/C Note shall be made unless the request for such transfer is made by an L/C Provider at such office. Neither the Co-Issuers nor the Trustee shall be liable for any delay in delivery of transfer instructions and each may conclusively rely on, and shall be protected in relying on, such instructions. Upon the issuance of any transferred Series 2018-1 Class A-1 L/C Note, the Trustee shall recognize the holder of such Series 2018-1 Class A-1 L/C Note as a Series 2018-1 Class A-1 Noteholder.

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(d)    Each Series 2018-1 Class A-1 Note shall bear the following legend:

THE ISSUANCE AND SALE OF THIS SERIES 2018-1 VARIABLE FUNDING SENIOR NOTE, CLASS A-1 (THIS “NOTE”), WHICH IS A SERIES 2018-1 CLASS A-1 [ADVANCE][SWINGLINE][L/C] NOTE HAS NOT BEEN AND WILL NOT BE REGISTERED UNDER THE UNITED STATES SECURITIES ACT OF 1933, AS AMENDED (THE “SECURITIES ACT”), OR WITH ANY SECURITIES REGULATORY AUTHORITY OF ANY STATE OR OTHER RELEVANT JURISDICTION, AND NEITHER APPLEBEE’S FUNDING LLC NOR IHOP FUNDING LLC (THE “CO-ISSUERS”) HAS BEEN REGISTERED UNDER THE INVESTMENT COMPANY ACT OF 1940, AS AMENDED (THE “INVESTMENT COMPANY ACT”). THIS NOTE AND ANY INTEREST HEREIN MAY BE OFFERED, SOLD, PLEDGED OR OTHERWISE TRANSFERRED ONLY TO PERSONS WHO ARE NOT COMPETITORS (AS DEFINED IN THE INDENTURE), UNLESS THE CO-ISSUERS GIVE WRITTEN CONSENT TO SUCH OFFER, SALE, PLEDGE OR OTHER TRANSFER, AND IN ACCORDANCE WITH THE PROVISIONS OF THE SERIES 2018-1 CLASS A-1 NOTE PURCHASE AGREEMENT, DATED AS OF SEPTEMBER 5, 2018 (AS AMENDED, SUPPLEMENTED OR MODIFIED, THE “CLASS A-1 NOTE PURCHASE AGREEMENT”), BY AND AMONG THE CO-ISSUERS, DINE BRANDS GLOBAL, INC., AS THE MANAGER, THE GUARANTORS, THE CONDUIT INVESTORS, THE COMMITTED NOTE PURCHASERS, THE FUNDING AGENTS, AND BARCLAYS BANK PLC, AS L/C PROVIDER, SWINGLINE LENDER AND ADMINISTRATIVE AGENT.

The required legend set forth above shall not be removed from the Series 2018-1 Class A-1 Notes except as provided herein.

ARTICLE V

AMENDMENTS TO THE BASE INDENTURE

Section 5.1    Amendments. The Base Indenture is hereby amended as follows:

(a)    On February 20, 2018, DineEquity, Inc., a Delaware corporation, changed its name to Dine Brands Global, Inc. a Delaware corporation, and references in the Base Indenture shall be construed accordingly.

(b)    Section 5.6(a) of the Base Indenture is amended by amending and restating clauses (i) through (xi) thereof in their entirety to read as follows:

(i)    an account no. 11312600 entitled “Citibank, N.A. f/b/o IHOP Funding LLC – Senior Notes Interest Payment Account” for the deposit of the Senior Notes Quarterly Interest Amount (together with any successor account, the “Senior Notes Interest Payment Account”);

(ii)    an account no. 11312700 entitled “Citibank, N.A. f/b/o IHOP Funding LLC – Senior Subordinated Notes Interest Payment Account” for the deposit of the Senior Subordinated Notes Quarterly Interest Amount (together with any successor account, the “Senior Subordinated Notes Interest Payment Account”);

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(iii)    an account no. 11312800 entitled “Citibank, N.A. f/b/o IHOP Funding LLC – Subordinated Notes Interest Payment Account” for the deposit of the Subordinated Notes Quarterly Interest Amount (together with any successor account, the “Subordinated Notes Interest Payment Account”);

(iv)    an account no. 11312900 entitled “Citibank, N.A. f/b/o IHOP Funding LLC – Class A-1 Notes Commitment Fees Account” for the deposit of the Class A-1 Commitment Fees Amount (together with any successor account, the “Class A-1 Notes Commitment Fees Account”);

(v)    an account no. 11313000 entitled “Citibank, N.A. f/b/o IHOP Funding LLC – Senior Notes Principal Payment Account” for the deposit of the amounts allocable to the payment of principal of the Senior Notes (together with any successor account, the “Senior Notes Principal Payment Account”);

(vi)    an account no. 11313100 entitled “Citibank, N.A. f/b/o IHOP Funding LLC – Senior Subordinated Notes Principal Payment Account” for the deposit of the amounts allocable to the payment of principal of the Senior Subordinated Notes (together with any successor account, the “Senior Subordinated Notes Principal Payment Account”);

(vii)    an account no. 11313200 entitled “Citibank, N.A. f/b/o IHOP Funding LLC – Subordinated Notes Principal Payment Account” for the deposit of the amounts allocable to the payment of principal of the Subordinated Notes (together with any successor account, the “Subordinated Notes Principal Payment Account”);

(viii)    an account no. 11313300 entitled “Citibank, N.A. f/b/o IHOP Funding LLC – Senior Notes Post-ARD Contingent Interest Account” for the deposit of Senior Notes Quarterly Post-ARD Contingent Interest (together with any successor account, the “Senior Notes Post-ARD Contingent Interest Account”);

(ix)    an account no. 11313400 entitled “Citibank, N.A. f/b/o IHOP Funding LLC – Senior Subordinated Notes Post-ARD Contingent Interest Account” for the deposit of Senior Subordinated Notes Quarterly Post-ARD Contingent Interest (together with any successor account, the “Senior Subordinated Notes Post-ARD Contingent Interest Account”);

(x)    an account no. 11313500 entitled “Citibank, N.A. f/b/o IHOP Funding LLC – Subordinated Notes Post-ARD Contingent Interest Account” for the deposit of Subordinated Notes Quarterly Post-ARD Contingent Interest (together with any successor account, the “Subordinated Notes Post-ARD Contingent Interest Account”); and

(xi)     an account no. 113135600 entitled “Citibank, N.A. f/b/o IHOP Funding LLC – Securitization Operating Expense Account” for the deposit of Securitization Operating Expenses (together with any successor account, the “Securitization Operating Expense Account”).

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(c)    Section 9.2(a) of the Base Indenture is amended and restated in its entirety to read as follows:

(a)    any Co-Issuer defaults in the payment of interest on any Series of Notes Outstanding when the same becomes due and payable and such default continues for two Business Days (or in the case of a failure to pay such interest when due resulting solely from an administrative error or omission by the Trustee, such default continues for a period of two Business Days after the Trustee receives written notice or an Authorized Officer of the Trustee has Actual Knowledge of such administrative error or omission); provided, that failure to pay any contingent or additional interest on any Series of Notes, including, but not limited to any Post-ARD Contingent Interest) on any Quarterly Payment Date (including on any Series Legal Final Maturity Date) in excess of available amounts in accordance with the Priority of Payments will not be an Event of Default and no interest will accrue on unpaid Post-ARD Contingent Interest;

(d)    The definition of each of “Cash Trap Reserve Account,” “Collection Account,” “GAAP,” “Hedge Payment Account,” “Senior Notes Interest Reserve Account” and “Senior Subordinated Notes Interest Reserve Account” set forth in Annex A to the Base Indenture is amended and restated in its entirety as set forth in the corresponding definition below:

“Cash Trap Reserve Account” means the reserve account no. 11312400 entitled “Citibank, N.A. f/b/o IHOP Funding LLC – Cash Trap Reserve Account” maintained by the Trustee, for the purpose of trapping cash upon the occurrence of a Cash Trapping Event.

“Collection Account” means account no. 11312500 entitled “Citibank, N.A. f/b/o IHOP Funding LLC – Collection Account” maintained by the Trustee pursuant to Section 5.5 of the Base Indenture or any successor securities account maintained pursuant to Section 5.5 of the Base Indenture.

“GAAP” means the generally accepted accounting principles in the United States promulgated or adopted by the Financial Accounting Standards Board and its predecessors and successors in effect from time to time; provided that, for purposes of computing the DineEquity Leverage Ratio (including any financial and accounting terms included in the components thereof), GAAP shall mean generally accepted accounting principles in the United States promulgated or adopted by the Financial Accounting Standards Board and its predecessors and successors in effect on September 5, 2018.

“Hedge Payment Account” means account no. 11313700 entitled “Citibank, N.A. f/b/o IHOP Funding LLC – Hedge Payment Account” maintained by the Trustee pursuant to Section 5.7(a) of the Base Indenture or any successor securities account maintained pursuant to Section 5.7(a) of the Base Indenture.

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“Senior Notes Interest Reserve Account” means account no. 11312200 entitled “Citibank, N.A. f/b/o IHOP Franchisor LLC – Senior Notes Interest Reserve Account” maintained by the Trustee pursuant to Section 5.2(a) of the Base Indenture or any successor securities account maintained pursuant to Section 5.2(a) of the Base Indenture.

“Senior Subordinated Notes Interest Reserve Account” means account no. 11312300 entitled “Citibank, N.A. f/b/o IHOP Funding LLC – Senior Subordinated Notes Interest Reserve Account” maintained by the Trustee pursuant to Section 5.3(a) of the Base Indenture or any successor securities account maintained pursuant to Section 5.3(a) of the Base Indenture.

Section 5.2    Convenience; Survival. The amendments to the Base Indenture set forth in this Article V have been included in this 2018-1 Series Supplement as a matter of convenience only and shall not be deemed to be excluded from references in any of the Related Documents or related agreements, instruments or other documents to the Base Indenture, as amended, restated, modified or supplemented from time to time, as a consequence of having been set forth in this 2018-1 Series Supplement. In particular, any reference to the Base Indenture “as amended, amended and restated, modified or supplemented from time to time, exclusive of Series Supplements” or any variation thereof to similar effect (including any such reference in this 2018-1 Series Supplement), shall not be construed as excluding the amendments set forth in this Article V. For the avoidance of doubt, the amendments to the Base Indenture set forth in this Article V shall survive repayment in full of the Series 2018-1 Notes unless further modified by a subsequent amendment, restatement or other modification of the Base Indenture.

ARTICLE VI

GENERAL

Section 6.1    Information. On or before each Quarterly Payment Date, the Co-Issuers shall furnish, or cause to be furnished, a Quarterly Noteholders’ Report with respect to the Series 2018-1 Class A-1 Notes to the Trustee, substantially in the form of Exhibit C hereto, setting forth, inter alia, the following information with respect to such Quarterly Payment Date:

(i) the total amount available to be distributed to Series 2018-1 Class A-1 Noteholders on such Quarterly Payment Date;

(ii)    the amount of such distribution allocable to the payment of interest on the Series 2018-1 Class A-1 Notes;

(iii)    the amount of such distribution allocable to the payment of principal of the Series 2018-1 Class A-1 Notes;

(iv)    [reserved];

(v)    the amount of such distribution allocable to the payment of any fees or other amounts due to the Series 2018-1 Class A-1 Noteholders;

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(vi)    whether, to the Actual Knowledge of the Co-Issuers, any Potential Rapid Amortization Event, Rapid Amortization Event, Default, Event of Default, Potential Manager Termination Event or Manager Termination Event has occurred and is continuing as of the related Quarterly Calculation Date or any Cash Trapping Period is in effect, as of such Quarterly Calculation Date;

(vii)    the DSCR for such Quarterly Payment Date and the three Quarterly Payment Dates immediately preceding such Quarterly Payment Date;

(viii)    the number of Company Restaurants and Franchised Restaurants that are open for business as of the last day of the preceding Quarterly Collection Period;

(ix)    the amount of Applebee’s/IHOP Systemwide Sales as of the related Quarterly Calculation Date; and

(x)    the amount on deposit in the Senior Notes Interest Reserve Account (and the availability under any Interest Reserve Letter of Credit relating to the Senior Notes) and the amount on deposit in the Cash Trap Reserve Account, if any, in each case as of the close of business on the last Business Day of the preceding Quarterly Collection Period.

Any Series 2018-1 Class A-1 Noteholder may obtain copies of each Quarterly Noteholders’ Report in accordance with the procedures set forth in Section 4.4 of the Base Indenture.

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Section 6.2    Exhibits. The annexes, exhibits and schedules attached hereto and listed on the table of contents hereto supplement the annexes, exhibits and schedules included in the Base Indenture.

Section 6.3    Ratification of Base Indenture. As supplemented by this 2018-1 Series Supplement, the Base Indenture is in all respects ratified and confirmed and the Base Indenture as so supplemented by this 2018-1 Series Supplement shall be read, taken and construed as one and the same instrument.

Section 6.4    Certain Notices to the Rating Agencies. The Co-Issuers shall provide to each Rating Agency a copy of each Opinion of Counsel and Officer’s Certificate delivered to the Trustee pursuant to this 2018-1 Series Supplement or any other Related Document. Further, if any Co-Issuer forms an Additional Franchise Entity pursuant to Section 8.4 of the Base Indenture that is not a limited liability company, such Co-Issuer will notify each Rating Agency thereof.

Section 6.5    Prior Notice by Trustee to the Controlling Class Representative and Control Party. Subject to Section 10.1 of the Base Indenture, the Trustee agrees that it shall not exercise any rights or remedies available to it as a result of the occurrence of a Rapid Amortization Event or an Event of Default until after the Trustee has given prior written notice thereof to the Controlling Class Representative and the Control Party and obtained the direction of the Control Party (subject to Section 11.4(e) of the Base Indenture, at the direction of the Controlling Class  Representative).

Section 6.6    Counterparts. This 2018-1 Series Supplement may be executed in any number of counterparts, each of which so executed shall be deemed to be an original, but all of such counterparts shall together constitute but one and the same instrument.

Section 6.7    Governing Law. THIS 2018-1 SERIES SUPPLEMENT SHALL BE GOVERNED BY, AND CONSTRUED AND INTERPRETED IN ACCORDANCE WITH, THE LAWS OF THE STATE OF NEW YORK WITHOUT REGARD TO CONFLICTS OF LAW PRINCIPLES (OTHER THAN SECTIONS 5-1401 AND 5-1402 OF THE GENERAL OBLIGATIONS LAW OF THE STATE OF NEW YORK).

Section 6.8    Amendments. This 2018-1 Series Supplement may not be modified or amended except in accordance with the terms of the Base Indenture.

Section 6.9    Termination of Series Supplement. This 2018-1 Series Supplement shall cease to be of further effect when (i) all Outstanding Series 2018-1 Class A-1 Notes theretofore authenticated and issued have been delivered (other than destroyed, lost, or stolen Series 2018-1 Class A-1 Notes that have been replaced or paid) to the Trustee for cancellation and all Letters of Credit have expired, have been cash collateralized in full pursuant to the terms of the Series 2018-1 Class A-1 Note Purchase Agreement or are deemed to no longer be outstanding in accordance with Section 4.04 of the Series 2018-1 Class A-1 Note Purchase Agreement, (ii) all fees and expenses and other amounts under the Series 2018-1 Class A-1 Note Purchase Agreement have been paid in full and all Series 2018-1 Class A-1 Commitments have been terminated and (iii) the Co-Issuers have paid all sums payable hereunder; provided that any provisions of this 2018-1 Series Supplement required for the Series 2018-1 Final Payment to be made shall survive until the Series 2018-1 Final Payment is paid to the Series 2018-1 Class A-1 Noteholders. In accordance with Section 6.1(a) of the Base Indenture, the final principal

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payment due on each Series 2018-1 Class A-1 Note shall only be paid upon due presentment and surrender of such Note for cancellation in accordance with the provisions of such Note at the applicable Corporate Trust Office, which surrender shall also constitute a general release by the applicable Noteholder of any claims against the Securitization Entities, the Manager, the Trustee and their respective affiliates.

Section 6.10    Entire Agreement. This 2018-1 Series Supplement, together with the exhibits and schedules hereto and the other Indenture Documents, contains a final and complete integration of all prior expressions by the parties hereto with respect to the subject matter hereof and shall constitute the entire agreement among the parties hereto with respect to the subject matter hereof, superseding all previous oral statements and other writings with respect thereto.

[Signature Pages Follow]

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IN WITNESS WHEREOF, each of the Co-Issuers, the Trustee and the Series 2018-1 Securities Intermediary have caused this 2018-1 Series Supplement to be duly executed by its respective duly authorized officer as of the day and year first written above.

APPLEBEE’S FUNDING LLC, as Co-Issuer

By:	/s/ Thomas H. Song
Name: Thomas H. Song
Title: Chief Financial Officer

IHOP FUNDING LLC, as Co-Issuer

By:	/s/ Thomas H. Song
Name: Thomas H. Song
Title: Chief Financial Officer

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CITIBANK, N.A., in its capacity as Trustee and as Series 2018-1 Securities Intermediary

By:	/s/ Jacqueline Suarez
Name: Jacqueline Suarez
Title: Senior Trust Officer

Signature Page to

Supplement to the Base Indenture

CONSENT OF CONTROL PARTY AND SERVICER:

Midland Loan Services, a division of PNC Bank, National Association, as Control Party and as Servicer, hereby consents to the execution and delivery by the Co-Issuers, the Trustee and the Series 2018-1 Securities Intermediary and the Control Party hereby directs the Trustee to execute and deliver this 2018-1 Series Supplement.

MIDLAND LOAN SERVICES, a division of PNC Bank, National Association

By:	/s/ David A. Eckels
Name: David A. Eckels
Title: Senior Vice President

Signature Page to

Supplement to the Base Indenture

ANNEX A

SERIES 2018-1

SUPPLEMENTAL DEFINITIONS LIST

“2014 Senior Debt Refinancing” has the meaning set forth in Section 3.6(b)(i) of this 2018-1 Series Supplement.

“Acquiring Committed Note Purchaser” has the meaning set forth in Section 9.17(a) of the Series 2018-1 Class A-1 Note Purchase Agreement.

“Acquiring Investor Group” has the meaning set forth in Section 9.17(c) of the Series 2018-1 Class A-1 Note Purchase Agreement.

“Administrative Agent Fees” has the meaning set forth in the Series 2018-1 Class A-1 VFN Fee Letter.

“Advance Request” has the meaning set forth in Section 7.03(d) of the Series 2018-1 Class A-1 Note Purchase Agreement.

“Affected Person” has the meaning set forth in Section 3.05 of the Series 2018-1 Class A-1 Note Purchase Agreement.

“Aggregate Unpaids” has the meaning set forth in Section 5.01 of the Series 2018-1 Class A-1 Note Purchase Agreement.

“Application” has the meaning set forth in Section 2.07(c) of the Series 2018-1 Class A-1 Note Purchase Agreement.

“Assignment and Assumption Agreement” has the meaning set forth in Section 9.17(a) of the Series 2018-1 Class A-1 Note Purchase Agreement.

“Base Rate” means, for purposes of the Series 2018-1 Class A-1 Notes, on any day, a rate per annum equal to the sum of (a) 1.15% plus (b) the greater of (i) the Prime Rate in effect on such day, (ii) the Federal Funds Rate in effect on such day plus 0.50% and (iii) the Eurodollar Funding Rate (Reserve Adjusted) for a Eurodollar Interest Accrual Period with a maturity of one month as in effect on such day plus 1.00%; provided that any change in the Base Rate due to a change in the Prime Rate or the Federal Funds Rate shall be effective as of the opening of business on the effective day of such change in the Prime Rate or the Federal Funds Rate, respectively; provided, further, that changes in any rate of interest calculated by reference to the Base Rate shall take effect simultaneously with each change in the Base Rate.

“Base Rate Advance” means a Series 2018-1 Class A-1 Advance that bears interest at the Base Rate during such time as it bears interest at such rate, as provided in the Series 2018-1 Class A-1 Note Purchase Agreement.

“Breakage Amount” has the meaning set forth in Section 3.06 of the Series 2018-1 Class A-1 Note Purchase Agreement. For purposes of the Base Indenture, the “Breakage Amount” shall be deemed to be a “Prepayment Premium,” “premium” or make-whole prepayment premium,” as the context shall require.

“Change in Law” means (a) any law, rule or regulation or any change therein or in the interpretation or application thereof (whether or not having the force of law), in each case, adopted, issued or occurring after the Series 2018-1 Closing Date or (b) any request, guideline or directive (whether or not having the force of law) from any government or political subdivision or agency, authority, bureau, central bank, commission, department or instrumentality thereof, or any court, tribunal, grand jury or arbitrator, or any accounting board or authority (whether or not a Governmental Authority) which is responsible for the establishment or interpretation of national or international accounting principles, in each case, whether foreign or domestic (each, an “Official Body”) charged with the administration, interpretation or application thereof, or the compliance with any request or directive of any Official Body (whether or not having the force of law) made, issued or occurring after the Series 2018-1 Closing Date; provided, however, for purposes of this definition, (i) the Dodd-Frank Wall Street Reform and Consumer Protection Act and all regulations, requests, guidelines or directives issued in connection therewith and (ii) all requests, rules, guidelines or directives promulgated by the Bank for International Settlements, the Basel Committee on Banking Supervision (or any successor or similar authority) or the United States or foreign regulatory authorities, in each case, pursuant to Basel III, are deemed to have gone into effect and been adopted subsequent to the date hereof.

“Class A-1 Amendment Expenses” means the amounts payable pursuant to Section 9.05(a)(ii) of the Series 2018-1 Class A-1 Note Purchase Agreement.

“Class A-1 Extension Fees” means the fees payable pursuant to the Series 2018-1 Class A-1 VFN Fee Letter in connection with the extension of a Commitment Termination Date.

“Class A-1 Indemnities” means all amounts payable pursuant to Section 9.05(b) and Section 9.05(c) of the Series 2018-1 Class A-1 Note Purchase Agreement.

“Commercial Paper” means, with respect to any Conduit Investor, the promissory notes issued in the commercial paper market by or for the benefit of such Conduit Investor.

“Commitment Amount” means, as to each Committed Note Purchaser, the amount set forth on Schedule I to the Series 2018-1 Class A-1 Note Purchase Agreement opposite such Committed Note Purchaser’s name as its Commitment Amount or, in the case of a Committed Note Purchaser that becomes a party to the Series 2018-1 Class A-1 Note Purchase Agreement pursuant to an Assignment and Assumption Agreement or Investor Group Supplement, the amount set forth therein as such Committed Note Purchaser’s Commitment Amount, in each case, as such amount may be (i) reduced pursuant to Section 2.05 of the Series 2018-1 Class A-1 Note Purchase Agreement or (ii) increased or reduced by any Assignment and Assumption Agreement or Investor Group Supplement entered into by such Committed Note Purchaser in accordance with the terms of the Series 2018-1 Class A-1 Note Purchase Agreement.

“Commitment Fee Adjustment Amount” means, for any Interest Accrual Period, the result (whether a positive or negative number) of (a) the aggregate of the Daily Commitment Fees Amounts for each day in such Interest Accrual Period minus (b) the aggregate of the Estimated Daily Commitment Fee Amounts for each day in such Interest Accrual Period. For purposes of the Base Indenture, the “Commitment Fee Adjustment Amount” shall be deemed to be the “Class A-1 Notes Commitment Fee Adjustment Amount.”

“Commitment Percentage” means, on any date of determination, with respect to any Investor Group, the ratio, expressed as a percentage, which such Investor Group’s Maximum Investor Group Principal Amount bears to the Series 2018-1 Class A-1 Notes Maximum Principal Amount on such date.

“Commitment Term” means the period from and including the Series 2018-1 Closing Date to but excluding the earlier of (a) the Commitment Termination Date and (b) the date on which the Commitments are terminated or reduced to zero in accordance with the Series 2018-1 Class A-1 Note Purchase Agreement.

“Commitment Termination Date” means the Series 2018-1 Class A-1 Notes Renewal Date (as such date may be extended pursuant to Section 3.6(b) of this 2018-1 Series Supplement).

“Commitments” means the obligation of each Committed Note Purchaser included in each Investor Group to fund Series 2018-1 Class A-1 Advances pursuant to Section 2.02(a) of the Series 2018-1 Class A-1 Note Purchase Agreement and to participate in Swingline Loans and Letters of Credit pursuant to Sections 2.06 and 2.08, respectively, of the Series 2018-1 Class A-1 Note Purchase Agreement in an aggregate stated amount up to its Commitment Amount.

“Committed Note Purchaser” has the meaning set forth in the preamble to the Series 2018-1 Class A-1 Note Purchase Agreement.

“Committed Note Purchaser Percentage” means, on any date of determination, with respect to any Committed Note Purchaser in any Investor Group, the ratio, expressed as a percentage, which the Commitment Amount of such Committed Note Purchaser bears to such Investor Group’s Maximum Investor Group Principal Amount on such date.

“Conduit Assignee” means, with respect to any Conduit Investor, any commercial paper conduit, whose Commercial Paper is rated by the Specified Rating Agency and is rated at least “A-2” from S&P and/or the equivalent rating of another “nationally-recognized statistical rating organization” registered with the SEC, that is administered by the Funding Agent (or for which the related Program Support Provider provides liquidity support) with respect to such Conduit Investor or any Affiliate of such Funding Agent, in each case, designated by such Funding Agent to accept an assignment from such Conduit Investor of the Investor Group Principal Amount or a portion thereof with respect to such Conduit Investor pursuant to Section 9.17(b) of the Series 2018-1 Class A-1 Note Purchase Agreement.

“Conduit Investors” has the meaning set forth in the preamble to the Series 2018-1 Class A-1 Note Purchase Agreement.

“CP Advance” means a Series 2018-1 Class A-1 Advance that bears interest at the CP Rate during such time as it bears interest at such rate, as provided in the Series 2018-1 Class A-1 Note Purchase Agreement.

“CP Funding Rate” means, with respect to each Conduit Investor, for any day during any Interest Accrual Period, for any portion of the Series 2018-1 Class A-1 Advances funded or maintained through the issuance of Commercial Paper by such Conduit Investor, the per annum rate equivalent to the weighted average cost (as determined by the related Funding Agent, and which shall include (without duplication) the fees and commissions of placement agents and dealers, incremental carrying costs incurred with respect to Commercial Paper maturing on dates other than those on which corresponding funds are received by such Conduit Investor, other borrowings by such Conduit Investor and any other costs associated with the issuance of Commercial Paper) of or related to the issuance of Commercial Paper that are allocated, in whole or in part, by such Conduit Investor or its related Funding Agent to fund or maintain such Series 2018-1 Class A-1 Advances for such Interest Accrual Period (and which may also be allocated in part to the funding of other assets of the Conduit Investor); provided, however, that if any component of any such rate is a discount rate, in calculating the “CP Funding Rate” for such Series 2018-1 Class A-1 Advances for such Interest Accrual Period, the related Funding Agent shall for such component use the rate resulting from converting such discount rate to an interest bearing equivalent rate per annum.

“CP Rate” means, on any day during any Interest Accrual Period, an interest rate per annum equal to the sum of (i) the CP Funding Rate for such Interest Accrual Period plus (ii) 2.15%.

“Daily Commitment Fees Amount” means, for any day, the Undrawn Commitment Fees that accrue for such day.

“Daily Interest Amount” means, for any day during any Interest Accrual Period, the sum of the following amounts:

(a)    with respect to any Eurodollar Advance outstanding on such day, the result of (i) the product of (x) the Eurodollar Rate in effect for such Interest Accrual Period and (y) the principal amount of such Series 2018-1 Class A-1 Advance outstanding as of the close of business on such day divided by (ii) 360; plus

(b)    with respect to any Base Rate Advance outstanding on such day, the result of (i) the product of (x) the Base Rate in effect for such day and (y) the principal amount of such Series 2018-1 Class A-1 Advance outstanding as of the close of business on such day divided by (ii) 365 or 366, as applicable; plus

(c)    with respect to any CP Advance outstanding on such day, the result of (i) the product of (x) the CP Rate in effect for such Interest Accrual Period and (y) the principal amount of such Series 2018-1 Class A-1 Advance outstanding as of the close of business on such day divided by (ii) 360; plus

(d)    with respect to any Swingline Loans or Unreimbursed L/C Drawings outstanding on such day, the result of (i) the product of (x) the Base Rate in effect for such day and (y) the principal amount of such Swingline Loans and Unreimbursed L/C Drawings outstanding as of the close of business on such day divided by (ii) 365 or 366, as applicable; plus

(e)    with respect to any Undrawn L/C Face Amounts outstanding on such day, the L/C Quarterly Fees that accrue thereon for such day.

“Daily Post-Renewal Date Contingent Interest Amount” means, for any day during any Interest Accrual Period commencing on or after the Series 2018-1 Class A-1 Notes Renewal Date, the sum of (a) the result of (i) the product of (x) the Series 2018-1 Class A-1 Post-Renewal Date Contingent Interest Rate and (y) the Series 2018-1 Class A-1 Outstanding Principal Amount (excluding any Base Rate Advances and Undrawn L/C Face Amounts included therein) as of the close of business on such day divided by (ii) 360 and (b) the result of (i) the product of (x) the Series 2018-1 Class A-1 Post-Renewal Date Contingent Interest Rate and (y) any Base Rate Advances included in the Series 2018-1 Class A-1 Outstanding Principal Amount as of the close of business on such day divided by (ii) 365 or 366, as applicable.

“Decrease” means a Mandatory Decrease or a Voluntary Decrease, as applicable.

“Defaulting Administrative Agent Event” has the meaning set forth in Section 5.07(b) of the Series 2018-1 Class A-1 Note Purchase Agreement.

“Defaulting Investor” means any Investor that has (a) failed to make a payment required to be made by it under the terms of the Series 2018-1 Class A-1 Note Purchase Agreement within one Business Day of the day such payment is required to be made by such Investor thereunder, (b) notified the Series 2018-1 Class A-1 Administrative Agent in writing that it does not intend to make any payment required to be made by it under the terms of the Series 2018-1 Class A-1 Note Purchase Agreement within one Business Day of the day such payment is required to be made by such Investor thereunder, (c) become the subject of an Event of Bankruptcy or (d) become the subject of a Bail-In Action (as such term is defined in Section 9.22 of the Series 2018-1 Class A-1 Note Purchase Agreement) .

“Early Extension Option” has the meaning set forth in Section 3.6(b)(ii) of this 2018-1 Series Supplement.

“Eligible Conduit Investor” means, at any time, any Conduit Investor whose Commercial Paper at such time is rated by at least one of the Specified Rating Agencies and is rated at least “A-2” from S&P and/or the equivalent rating of another “nationally-recognized statistical rating organization” registered with the SEC.

“Estimated Daily Commitment Fees Amount” means (a) for any day during the first Quarterly Fiscal Period, $0 and (b) for any day during any other Quarterly Fiscal Period, the average of the Daily Commitment Fees Amounts for each day during the immediately preceding Quarterly Fiscal Period.

“Estimated Daily Interest Amount” means (a) for any day during the initial Quarterly Fiscal Period, $0 and (b) for any day during any other Quarterly Fiscal Period, the average of the Daily Interest Amounts for each day during the immediately preceding Quarterly Fiscal Period.

“Eurodollar Advance” means a Series 2018-1 Class A-1 Advance that bears interest at a rate of interest determined by reference to the Eurodollar Rate during such time as it bears interest at such rate, as provided in the Series 2018-1 Class A-1 Note Purchase Agreement.

“Eurodollar Business Day” means any Business Day on which dealings are also carried on in the London interbank market and banks are open for business in London.

“Eurodollar Funding Rate” means, for any Eurodollar Interest Accrual Period, the rate per annum determined by the Series 2018-1 Class A-1 Administrative Agent at approximately 11:00 a.m. (London time) on the date that is two (2) Eurodollar Business Days prior to the beginning of such Eurodollar Interest Accrual Period on the page of the Reuters screen which displays the London interbank offered rate administered by ICE Benchmark Administration Limited or any other Person that takes over the administration of such rate for Dollars (such page currently being the LIBOR01 page) for deposits (for delivery on the first day of such Eurodollar Interest Accrual Period) with a term for a period equal to such Eurodollar Interest Accrual Period; provided that, to the extent that an interest rate is not ascertainable pursuant to the foregoing provisions of this definition, the “Eurodollar Funding Rate” shall be the rate (rounded upward, if necessary, to the nearest one hundred-thousandth of a percentage point), determined by the Series 2018-1 Class A-1 Administrative Agent to be the offered rate on such other page or other service which displays the rate per annum for deposits in Dollars (for delivery on the first day of such Eurodollar Interest Accrual Period) with a term equivalent to such Eurodollar Interest Accrual Period offered by participants in the London interbank market, determined as of approximately 11:00 a.m. (London, England time) two (2) Eurodollar Business Days prior to the commencement of such Eurodollar Interest Accrual Period (unless the Series 2018-1 Class A-1 Administrative Agent is unable to obtain such rates from such banks, in which case it will be deemed that a Eurodollar Funding Rate cannot be ascertained for purposes of Section 3.04(a) of the Series 2018-1 Class A-1 Note Purchase Agreement). In respect of any Eurodollar Interest Accrual Period that is less than one month in duration and if no Eurodollar Funding Rate is otherwise determinable with respect thereto in accordance with the preceding sentence of this definition, the Eurodollar Funding Rate shall be determined through the use of straight-line interpolation by reference to two rates calculated in accordance with the preceding sentence, one of which shall be determined as if the maturity of the U.S. Dollar deposits referred to therein were the period of time for which rates are available next shorter than the Eurodollar Interest Accrual Period and the other of which shall be determined as if such maturity were the period of time for which rates are available next longer than the Eurodollar Interest Accrual Period. If any such rate determined pursuant to this definition of “Eurodollar Funding Rate” is below zero, the Eurodollar Funding Rate will be deemed to be zero.

“Eurodollar Funding Rate (Reserve Adjusted)” means, for any Eurodollar Interest Accrual Period, an interest rate per annum (rounded upward to the nearest 1/100th of 1%) determined pursuant to the following formula:

Eurodollar Funding Rate	=	Eurodollar Funding Rate
(Reserve Adjusted)		1.00 - Eurodollar Reserve Percentage

The Eurodollar Funding Rate (Reserve Adjusted) for any Eurodollar Interest Accrual Period will be determined by the Series 2018-1 Class A-1 Administrative Agent on the basis of the Eurodollar Reserve Percentage in effect two Eurodollar Business Days before the first day of such Eurodollar Interest Accrual Period.

“Eurodollar Interest Accrual Period” means, with respect to any Eurodollar Advance, the period commencing on and including the Eurodollar Business Day such Series 2018-1 Class A-1 Advance first becomes a Eurodollar Advance in accordance with Section 3.01(b) of the Series 2018-1 Class A-1 Note Purchase Agreement and ending on but excluding, at the election of the Co-Issuers pursuant to such Section 3.01(b), a date (i) one (1) month subsequent to such date, (ii) two (2) months subsequent to such date, (iii) three (3) months subsequent to such date or (iv) six (6) months subsequent to such date; provided, however, that no Eurodollar Interest Accrual Period may end subsequent to the second Business Day before the Quarterly Calculation Date occurring immediately prior to the then-current Series 2018-1 Class A-1 Notes Renewal Date and upon the occurrence and during the continuation of any Rapid Amortization Period or any Event of Default, any Eurodollar Interest Accrual Period with respect to the Eurodollar Advances of all Investor Groups may be terminated at the end of the then-current Eurodollar Interest Accrual Period (or, if the Class A-1 Notes have been accelerated in accordance with Section 9.2 of the Base Indenture, immediately), at the election of the Series 2018-1 Class A-1 Administrative Agent or Investor Groups holding in the aggregate more than 50% of the Eurodollar Tranche, by notice to the Co-Issuers, the Manager, the Control Party and the Funding Agents, and upon such election the Eurodollar Advances in respect of which interest was calculated by reference to such terminated Eurodollar Interest Accrual Period shall be converted to Base Rate Advances.

“Eurodollar Rate” means, on any day during any Eurodollar Interest Accrual Period, an interest rate per annum equal to the sum of (i) the Eurodollar Funding Rate (Reserve Adjusted) for such Eurodollar Interest Accrual Period plus (ii) 2.15%.

“Eurodollar Reserve Percentage” means, for any Eurodollar Interest Accrual Period, the reserve percentage (expressed as a decimal) equal to the maximum aggregate reserve requirements (including all basic, emergency, supplemental, marginal and other reserves and taking into account any transitional adjustments or other scheduled changes in reserve requirements) specified under regulations issued from time to time by the F.R.S. Board and then applicable to liabilities or assets constituting “Eurocurrency Liabilities,” as currently defined in Regulation D of the F.R.S. Board, having a term approximately equal or comparable to such Eurodollar Interest Accrual Period.

“Eurodollar Tranche” means any portion of the Series 2018-1 Class A-1 Outstanding Principal Amount funded or maintained with Eurodollar Advances.

“Federal Funds Rate” means, for any specified period, a fluctuating interest rate per annum equal for each day during such period to the weighted average of the overnight federal funds rates as published in Federal Reserve Board Statistical Release H.15(519) or any successor or substitute publication selected by the Series 2018-1 Class A-1 Administrative Agent (or, if such day is not a Business Day, for the next preceding Business Day), or if, for any reason, such rate is not available on any day, the rate determined, in the reasonable opinion of the Series 2018-1 Class A-1 Administrative Agent, to be the rate at which overnight federal funds are being offered in the national federal funds market at 9:00 a.m. (New York City time).

“F.R.S. Board” means the Board of Governors of the Federal Reserve System.

“Funding Agent” has the meaning set forth in the preamble to the Series 2018-1 Class A-1 Note Purchase Agreement.

“Increase” has the meaning set forth in Section 2.1(a) of this 2018-1 Series Supplement.

“Increased Capital Costs” has the meaning set forth in Section 3.07 of the Series 2018-1 Class A-1 Note Purchase Agreement.

“Increased Costs” has the meaning set forth in Section 3.05 of the Series 2018-1 Class A-1 Note Purchase Agreement.

“Increased Tax Costs” has the meaning set forth in Section 3.08 of the Series 2018-1 Class A-1 Note Purchase Agreement.

“Initial Quarterly Payment Date” means December 5, 2018.

“Interest Adjustment Amount” means, for any Interest Accrual Period, the result (whether a positive or negative number) of (a) the aggregate of the Daily Interest Amounts for each day in such Interest Accrual Period minus (b) the aggregate of the Estimated Daily Interest Amounts for each day in such Interest Accrual Period. For purposes of the Base Indenture, the “Interest Adjustment Amount” for any Interest Accrual Period shall be deemed to be a “Class A-1 Notes Interest Adjustment Amount” for such Interest Accrual Period.

“Investor” means any one of the Conduit Investors and the Committed Note Purchasers and “Investors” means the Conduit Investors and the Committed Note Purchasers collectively.

“Investor Group” means (i) for each Conduit Investor, collectively, such Conduit Investor, the related Committed Note Purchaser(s) set forth opposite the name of such Conduit Investor on Schedule I to the Series 2018-1 Class A-1 Note Purchase Agreement (or, if applicable, set forth for such Conduit Investor in the Assignment and Assumption Agreement or Investor Group Supplement pursuant to which such Conduit Investor or Committed Note Purchaser becomes a party thereto), any related Program Support Provider(s) and the related Funding Agent (which shall constitute the Series 2018-1 Class A-1 Noteholder for such Investor Group) and (ii) for each other Committed Note Purchaser that is not related to a Conduit Investor, collectively, such Committed Note Purchaser, any related Program Support Provider(s) and the related Funding Agent (which shall constitute the Series 2018-1 Class A-1 Noteholder for such Investor Group).

“Investor Group Increase Amount” means, with respect to any Investor Group, for any Business Day, the portion of the Increase, if any, actually funded by such Investor Group on such Business Day.

“Investor Group Principal Amount” means, with respect to any Investor Group, (a) when used with respect to the Series 2018-1 Closing Date, an amount equal to (i) such Investor Group’s Commitment Percentage of the Series 2018-1 Class A-1 Initial Advance Principal Amount plus (ii) such Investor Group’s Commitment Percentage of the Series 2018-1 Class A-1

Outstanding Subfacility Amount outstanding on the Series 2018-1 Closing Date, and (b) when used with respect to any other date, an amount equal to (i) the Investor Group Principal Amount with respect to such Investor Group on the immediately preceding Business Day (excluding any Series 2018-1 Class A-1 Outstanding Subfacility Amount included therein) plus (ii) the Investor Group Increase Amount with respect to such Investor Group on such date minus (iii) the amount of principal payments made to such Investor Group on the Series 2018-1 Class A-1 Advance Notes on such date plus (iv) such Investor Group’s Commitment Percentage of the Series 2018-1 Class A-1 Outstanding Subfacility Amount outstanding on such date.

“Investor Group Supplement” has the meaning set forth in Section 9.17(c) of the Series 2018-1 Class A-1 Note Purchase Agreement.

“L/C Commitment” means the obligation of each L/C Provider directly or through an L/C Issuing Bank to provide Letters of Credit pursuant to Section 2.07 of the Series 2018-1 Class A-1 Note Purchase Agreement, in an aggregate Undrawn L/C Face Amount, together with any Unreimbursed L/C Drawings, not to exceed the face amount of the Series 2018-1 Class A-1 L/C Notes held by such L/C Provider. As of the Series 2018-1 Closing Date, the aggregate amount of L/C Commitments is $35,000,000, which amount may be reduced or increased pursuant to Section 2.07(g) of the Series 2018-1 Class A-1 Note Purchase Agreement or reduced pursuant to Section 2.05(b) of the Series 2018-1 Class A-1 Note Purchase Agreement.

“L/C Issuing Bank” has the meaning set forth in Section 2.07(h) of the Series 2018-1 Class A-1 Note Purchase Agreement.

“L/C Obligations” means, at any time, an amount equal to the sum of (i) any Undrawn L/C Face Amounts outstanding at such time and (ii) any Unreimbursed L/C Drawings outstanding at such time.

“L/C Other Reimbursement Costs” has the meaning set forth in Section 2.08(a)(ii) of the Series 2018-1 Class A-1 Note Purchase Agreement.

“L/C Provider” means each Person in whose name a Series 2018-1 Class A-1 L/C Note is registered in the Note Register, and its permitted successors and assigns in such capacity. References to an L/C Provider herein and in the Series 2018-1 Class A-1 Note Purchase Agreement shall apply independently to each L/C Provider in such capacity and solely with respect to such L/C Provider’s L/C Commitment or the Letters of Credit issued in respect thereof, unless otherwise required by the context.

“L/C Quarterly Fees” has the meaning set forth in Section 2.07(d) of the Series 2018-1 Class A-1 Note Purchase Agreement. For purposes of the Base Indenture, the “L/C Quarterly Fees” shall be deemed to be a “Senior Notes Quarterly Interest Amount.”

“L/C Reimbursement Amount” has the meaning set forth in Section 2.08(a) of the Series 2018-1 Class A-1 Note Purchase Agreement.

“Lender Party” means any Investor, the Swingline Lender or an L/C Provider and “Lender Parties” means the Investors, the Swingline Lender and each L/C Provider, collectively.

“Letter of Credit” has the meaning set forth in Section 2.07(a) of the Series 2018-1 Class A-1 Note Purchase Agreement.

“Mandatory Decrease” has the meaning set forth in Section 2.2(a) of this 2018-1 Series Supplement.

“Margin Stock” has the meaning set forth in Section 8.01(e) of the Series 2018-1 Class A-1 Note Purchase Agreement.

“Maximum Investor Group Principal Amount” means, as to each Investor Group existing on the Series 2018-1 Closing Date, the amount set forth on Schedule I to the Series 2018-1 Class A-1 Note Purchase Agreement as such Investor Group’s Maximum Investor Group Principal Amount or, in the case of any other Investor Group, the amount set forth as such Investor Group’s Maximum Investor Group Principal Amount in the Assignment and Assumption Agreement or Investor Group Supplement by which the members of such Investor Group become parties to the Series 2018-1 Class A-1 Note Purchase Agreement, in each case, as such amount may be (i) reduced pursuant to Section 2.05 of the Series 2018-1 Class A-1 Note Purchase Agreement or (ii) increased or reduced by any Assignment and Assumption Agreement or Investor Group Supplement entered into by the members of such Investor Group in accordance with the terms of the Series 2018-1 Class A-1 Note Purchase Agreement.

“Official Body” has the meaning set forth in the definition of “Change in Law.”

“Other Class A-1 Transaction Expenses” means all amounts payable pursuant to Section 9.05 of the Series 2018-1 Class A-1 Note Purchase Agreement other than Class A-1 Amendment Expenses.

“Prepayment Record Date” means, with respect to the date of any Series 2018-1 Class A-1 Prepayment, the last day of the calendar month immediately preceding the date of such Series 2018-1 Class A-1 Prepayment unless such last day is less than ten (10) Business Days prior to the date of such Series 2018-1 Class A-1 Prepayment, in which case the “Prepayment Record Date” will be the last day of the second calendar month immediately preceding the date of such Series 2018-1 Class A-1 Prepayment.

“Program Support Agreement” means, with respect to any Conduit Investor, any agreement entered into by any Program Support Provider in respect of any Commercial Paper and/or Series 2018-1 Class A-1 Note of such Conduit Investor providing for the issuance of one or more letters of credit for the account of such Conduit Investor, the issuance of one or more insurance policies for which such Conduit Investor is obligated to reimburse the applicable Program Support Provider for any drawings thereunder, the sale by such Conduit Investor to any Program Support Provider of the Series 2018-1 Class A-1 Notes (or portions thereof or interests therein) and/or the making of loans and/or other extensions of credit to such Conduit Investor in connection with such Conduit Investor’s securitization program, together with any letter of credit, insurance policy or other instrument issued thereunder or guaranty thereof (but excluding any discretionary advance facility provided by a Committed Note Purchaser).

“Program Support Provider” means, with respect to any Conduit Investor, any financial institutions and any other or additional Person now or hereafter extending credit or having a commitment to extend credit to or for the account of, and/or agreeing to make purchases from, such Investor in respect of such Conduit Investor’s Commercial Paper and/or Series 2018-1 Class A-1 Note, and/or agreeing to issue a letter of credit or insurance policy or other instrument to support any obligations arising under or in connection with such Conduit Investor’s securitization program as it relates to any Commercial Paper issued by such Conduit Investor, and/or holding equity interests in such Investor, in each case pursuant to a Program Support Agreement, and any guarantor of any such Person.

“Rating Agency” means S&P and any successor or successors thereto.

“Reimbursement Obligation” means the obligation of the Co-Issuers to reimburse the L/C Provider pursuant to Section 2.08 of the Series 2018-1 Class A-1 Note Purchase Agreement for amounts drawn under Letters of Credit.

“Sale Notice” has the meaning set forth in Section 9.18(b) of the Series 2018-1 Class A-1 Note Purchase Agreement.

“Series 2018-1 Class A-1 Administrative Agent” has the meaning set forth in the preamble to the Series 2018-1 Class A-1 Note Purchase Agreement. For purposes of the Base Indenture, the “Series 2018-1 Class A-1 Administrative Agent” shall be deemed to be a “Class A-1 Administrative Agent.”

“Series 2018-1 Class A-1 Administrative Expenses” means, for any Weekly Allocation Date, the aggregate amount of any Administrative Agent Fees and Class A-1 Amendment Expenses then due and payable and not previously paid and, if the following Quarterly Payment Date is a Series 2018-1 Class A-1 Notes Renewal Date, the amount of any Class A-1 Extension Fees due and payable on such Quarterly Payment Date. For purposes of the Base Indenture, the “Series 2018-1 Class A-1 Administrative Expenses” shall be deemed to be “Class A-1 Notes Administrative Expenses.”

“Series 2018-1 Class A-1 Advance” has the meaning set forth in the recitals to the Series 2018-1 Class A-1 Note Purchase Agreement.

“Series 2018-1 Class A-1 Advance Notes” has the meaning set forth in the “Designation” in this 2018-1 Series Supplement.

“Series 2018-1 Class A-1 Advance Request” has the meaning set forth under “Advance Request” in this Annex A.

“Series 2018-1 Class A-1 Allocated Payment Reduction Amount” has the meaning set forth in Section 2.05(b)(iv) of the Series 2018-1 Class A-1 Note Purchase Agreement.

“Series 2018-1 Class A-1 Commitment Fees Amount” means, as of any date of determination for any Interest Accrual Period, an amount equal to the sum of (a) the aggregate of the Estimated Daily Commitment Fees Amounts for each day in such Interest Accrual Period, (b) if such date of determination occurs on or after the last day of such Interest Accrual Period, the Commitment Fee Adjustment Amount with respect to such Interest Accrual Period, and (c) the amount of any Class A-1 Notes Commitment Fees Shortfall Amount with respect to the

Series 2018-1 Class A-1 Notes (as determined pursuant to Section 5.12(e) of the Base Indenture) for the immediately preceding Interest Accrual Period together with Additional Class A-1 Notes Commitment Fees Shortfall Interest (as determined pursuant to Section 5.12(e) of the Base Indenture) on such Class A-1 Notes Commitment Fees Shortfall Amount. For purposes of the Base Indenture, the “Series 2018-1 Class A-1 Commitment Fees Amount” shall be deemed to be a “Class A-1 Commitment Fees Amount.”

“Series 2018-1 Class A-1 Commitments” has the meaning set forth under “Commitments” in this Annex A.

“Series 2018-1 Class A-1 Distribution Account” means account no. 12111700 entitled “Citibank, N.A. f/b/o IHOP Funding LLC, Series 2018-1 – Series 2018-1 Class A-1 Distribution Account” maintained by the Trustee pursuant to Section 3.7(a) of this 2018-1 Series Supplement or any successor securities account maintained pursuant to Section 3.7(a) of this 2018-1 Series Supplement.

“Series 2018-1 Class A-1 Distribution Account Collateral” has the meaning set forth in Section 3.7(b) of this 2018-1 Series Supplement.

“Series 2018-1 Class A-1 Excess Principal Event” shall be deemed to have occurred if, on any date, the Series 2018-1 Class A-1 Outstanding Principal Amount exceeds the Series 2018-1 Class A-1 Notes Maximum Principal Amount.

“Series 2018-1 Class A-1 Initial Advance” has the meaning set forth in Section 2.1(a) of this 2018-1 Series Supplement.

“Series 2018-1 Class A-1 Initial Advance Principal Amount” means the aggregate initial outstanding principal amount of the Series 2018-1 Class A-1 Advance Notes corresponding to the aggregate amount of the Series 2018-1 Class A-1 Initial Advances made on the Series 2018-1 Closing Date pursuant to Section 2.1(a) of this 2018-1 Series Supplement, which is $0.

“Series 2018-1 Class A-1 Initial Aggregate Undrawn L/C Face Amount” means the aggregate initial outstanding principal amount of the Series 2018-1 Class A-1 L/C Notes of the L/C Provider corresponding to the aggregate Undrawn L/C Face Amounts of the Letters of Credit issued on the Series 2018-1 Closing Date pursuant to Section 2.07 of the Series 2018-1 Class A-1 Note Purchase Agreement, which is $3,221,124.69.

“Series 2018-1 Class A-1 Initial Swingline Loan” has the meaning set forth in Section 2.1(b) of this 2018-1 Series Supplement.

“Series 2018-1 Class A-1 Initial Swingline Principal Amount” means the aggregate initial outstanding principal amount of the Series 2018-1 Class A-1 Swingline Notes corresponding to the aggregate amount of the Swingline Loans made on the Series 2018-1 Closing Date pursuant to Section 2.06 of the Series 2018-1 Class A-1 Note Purchase Agreement, which is $0.

“Series 2018-1 Class A-1 L/C Notes” has the meaning set forth in the “Designation” in this 2018-1 Series Supplement.

“Series 2018-1 Class A-1 Noteholder” means the Person in whose name a Series 2018-1 Class A-1 Note is registered in the Note Register.

“Series 2018-1 Class A-1 Note Purchase Agreement” means the Class A-1 Note Purchase Agreement, dated as of September 5, 2018, by and among the Co-Issuers, the Guarantors, the Manager, the Series 2018-1 Class A-1 Investors, the Series 2018-1 Class A-1 Noteholders and Barclays Bank PLC, as L/C Provider, Swingline Lender and administrative agent thereunder, pursuant to which the Series 2018-1 Class A-1 Noteholders have agreed to purchase the Series 2018-1 Class A-1 Notes from the Co-Issuers, subject to the terms and conditions set forth therein, as amended, supplemented or otherwise modified from time to time. For purposes of the Base Indenture, the “Series 2018-1 Class A-1 Note Purchase Agreement” shall be deemed to be the Class A-1 Note Purchase Agreement and a “Variable Funding Note Purchase Agreement.”

“Series 2018-1 Class A-1 Note Rate” means, for any day, (a) with respect to that portion of the Series 2018-1 Class A-1 Outstanding Principal Amount resulting from Series 2018-1 Class A-1 Advances that bear interest on such day at the CP Rate in accordance with Section 3.01 of the Series 2018-1 Class A-1 Note Purchase Agreement, the CP Rate in effect for such day; (b) with respect to that portion of the Series 2018-1 Class A-1 Outstanding Principal Amount resulting from Series 2018-1 Class A-1 Advances that bear interest on such day at the Eurodollar Rate in accordance with Section 3.01 of the Series 2018-1 Class A-1 Note Purchase Agreement, the Eurodollar Rate in effect for the Eurodollar Interest Accrual Period that includes such day; (c) with respect to that portion of the Series 2018-1 Class A-1 Outstanding Principal Amount resulting from Series 2018-1 Class A-1 Advances that bear interest on such day at the Base Rate in accordance with Section 3.01 of the Series 2018-1 Class A-1 Note Purchase Agreement, the Base Rate in effect for such day; (d) with respect to that portion of the Series 2018-1 Class A-1 Outstanding Principal Amount consisting of Swingline Loans or Unreimbursed L/C Drawings outstanding on such day, the Base Rate in effect for such day; and (e) with respect to any other amounts that any Related Document provides is to bear interest by reference to the Series 2018-1 Class A-1 Note Rate, the Base Rate in effect for such day; in each case, computed in accordance with Section 3.01(f) of the Series 2018-1 Class A-1 Note Purchase Agreement; provided, however, that the Series 2018-1 Class A-1 Note Rate will in no event be higher than the maximum rate permitted by applicable law.

“Series 2018-1 Class A-1 Notes” has the meaning set forth in the “Designation” in this 2018-1 Series Supplement.

“Series 2018-1 Class A-1 Notes Amortization Event” means the circumstance in which the Series 2018-1 Class A-1 Outstanding Principal Amount is not paid in full or otherwise refinanced in full (which refinancing may also include an extension thereof) on or prior to the Series 2018-1 Class A-1 Notes Renewal Date (as may be extended pursuant to Section 3.6(b)). For purposes of the Base Indenture, a “Series 2018-1 Class A-1 Notes Amortization Event” shall be deemed to be a “Class A-1 Notes Amortization Event.”

“Series 2018-1 Class A-1 Notes Amortization Period” means the period commencing on the date on which a Series 2018-1 Class A-1 Notes Amortization Event occurs and ending on the date on which there are no Series 2018-1 Class A-1 Notes Outstanding. For purposes of the Base Indenture, a “Series 2018-1 Class A-1 Notes Amortization Period” shall be deemed to be a “Class A-1 Notes Amortization Period.”

“Series 2018-1 Class A-1 Notes Maximum Principal Amount” means $225,000,000, as such amount may be reduced pursuant to Section 2.05 of the Series 2018-1 Class A-1 Note Purchase Agreement.

“Series 2018-1 Class A-1 Notes Quarterly Commitment Fee” means, for any Interest Accrual Period, with respect to all Outstanding Series 2018-1 Class A-1 Notes, the aggregate Series 2018-1 Class A-1 Commitment Fees Amount due and payable on all such Outstanding Series 2018-1 Class A-1 Notes with respect to such Interest Accrual Period. For purposes of the Base Indenture, the “Series 2018-1 Class A-1 Notes Quarterly Commitment Fee” shall be deemed to be a “Class A-1 Notes Quarterly Commitment Fee.”

“Series 2018-1 Class A-1 Notes Renewal Date” means the Quarterly Payment Date in September 2021 (which date may be extended until the Quarterly Payment Date in September 2022, and may be further extended until the Quarterly Payment Date in September 2023, and may be further extended until the Quarterly Payment Date in September 2024, and may be further extended until the Quarterly Payment Date in September 2025, in each case pursuant to Section 3.6(b) of this 2018-1 Series Supplement). For purposes of the Base Indenture, the “Series 2018-1 Class A-1 Notes Renewal Date” shall be deemed to be a “Class A-1 Notes Renewal Date.”

“Series 2018-1 Class A-1 Other Amounts” means, for any Weekly Allocation Date, the aggregate amount of any Breakage Amount, Class A-1 Indemnities, Increased Capital Costs, Increased Costs, Increased Tax Costs, L/C Other Reimbursement Costs and Other Class A-1 Transaction Expenses then due and payable and not previously paid. For purposes of the Base Indenture, the “Series 2018-1 Class A-1 Other Amounts” shall be deemed to be “Class A-1 Notes Other Amounts.”

“Series 2018-1 Class A-1 Outstanding Principal Amount” means, when used with respect to any date, an amount equal to (a) the Series 2018-1 Class A-1 Initial Advance Principal Amount, if any, minus (b) the amount of principal payments (whether pursuant to a Decrease, a prepayment, a redemption or otherwise) made on the Series 2018-1 Class A-1 Advance Notes on or prior to such date plus (c) any Increases in the Series 2018-1 Class A-1 Outstanding Principal Amount pursuant to Section 2.1 of this 2018-1 Series Supplement resulting from Series 2018-1 Class A-1 Advances made on or prior to such date and after the Series 2018-1 Closing Date plus (d) any Series 2018-1 Class A-1 Outstanding Subfacility Amount on such date; provided that, at no time may the Series 2018-1 Class A-1 Outstanding Principal Amount exceed the Series 2018-1 Class A-1 Notes Maximum Principal Amount. For purposes of the Base Indenture, the “Series 2018-1 Class A-1 Outstanding Principal Amount” shall be deemed to be an “Outstanding Principal Amount.”

“Series 2018-1 Class A-1 Outstanding Subfacility Amount” means, when used with respect to any date, the aggregate principal amount of any Series 2018-1 Class A-1 Swingline Notes and Series 2018-1 Class A-1 L/C Notes outstanding on such date (after giving effect to Subfacility Increases or Subfacility Decreases therein to occur on such date pursuant to the terms of the Series 2018-1 Class A-1 Note Purchase Agreement or this 2018-1 Series Supplement).

“Series 2018-1 Class A-1 Post-Renewal Date Contingent Interest” means, for any Interest Accrual Period commencing on or after the Series 2018-1 Class A-1 Notes Renewal Date, an amount equal to the sum of the aggregate of the Daily Post-Renewal Date Contingent Interest Amounts for each day in such Interest Accrual Period. For purposes of the Base Indenture, “Series 2018-1 Class A-1 Post-Renewal Date Contingent Interest” shall be deemed to be “Senior Notes Quarterly Post-ARD Contingent Interest.”

“Series 2018-1 Class A-1 Post-Renewal Date Contingent Interest Rate” has the meaning set forth in Section 3.4(c) of this 2018-1 Series Supplement.

“Series 2018-1 Class A-1 Prepayment” means any prepayment in respect of the Series 2018-1 Class A-1 Notes under Section 3.6(d) or Section 3.6(j).

“Series 2018-1 Class A-1 Quarterly Interest” means, as of any date of determination for any Interest Accrual Period, an amount equal to the sum of (a) the aggregate of the Estimated Daily Interest Amounts for each day in such Interest Accrual Period, (b) if such date of determination occurs on or after the last day of such Interest Accrual Period, the Interest Adjustment Amount with respect to such Interest Accrual Period, and (c) the amount of any Senior Notes Interest Shortfall Amount with respect to the Series 2018-1 Class A-1 Notes (as determined pursuant to Section 5.12(b) of the Base Indenture) for the immediately preceding Interest Accrual Period (together with Additional Senior Notes Interest Shortfall Interest (as determined pursuant to Section 5.12(c) of the Base Indenture) on such Senior Notes Interest Shortfall Amount. For purposes of the Base Indenture, the “Series 2018-1 Class A-1 Quarterly Interest” shall be deemed to be a “Senior Notes Quarterly Interest Amount.”

“Series 2018-1 Class A-1 Subfacility Noteholder” means the Person in whose name a Series 2018-1 Class A-1 Swingline Note or Series 2018-1 Class A-1 L/C Note is registered in the Note Register.

“Series 2018-1 Class A-1 Swingline Notes” has the meaning set forth in the “Designation” of this 2018-1 Series Supplement.

“Series 2018-1 Class A-1 VFN Fee Letter” means the Fee Letter, dated as of the Series 2018-1 Closing Date, by and among the Co-Issuers, the Guarantors, the Manager, the Conduit Investors, the Committed Note Purchasers, the Funding Agents, the L/C Provider, the Swingline Lender, and the Series 2018-1 Class A-1 Administrative Agent, as the same may be amended, supplemented or otherwise modified from time to time pursuant to the terms thereof.

“Series 2018-1 Closing Date” means September 5, 2018.

“Series 2018-1 Final Payment” means the payment of all accrued and unpaid interest on and principal of all Outstanding Series 2018-1 Class A-1 Notes, the expiration or cash collateralization in accordance with the terms of the Series 2018-1 Class A-1 Note Purchase Agreement of all Undrawn L/C Face Amounts (after giving effect to the provisions of Section 4.04 of the Series 2018-1 Class A-1 Note Purchase Agreement), the payment of all fees and expenses and other amounts then due and payable under the Series 2018-1 Class A-1 Note Purchase Agreement and the termination in full of all Commitments.

“Series 2018-1 Final Payment Date” means the date on which the Series 2018-1 Final Payment is made.

“Series 2018-1 First Extension Election” has the meaning set forth in Section 3.6(b)(i) of this 2018-1 Series Supplement.

“Series 2018-1 Fourth Extension Election” has the meaning set forth in Section 3.6(b)(iv) of this 2018-1 Series Supplement.

“Series 2018-1 Ineligible Account” has the meaning set forth in Section 3.11 of this 2018-1 Series Supplement.

“Series 2018-1 Interest Reserve Release Event” means any reduction in the Series 2018-1 Class A-1 Notes Maximum Principal Amount. For purposes of the Base Indenture, the “Series 2018-1 Interest Reserve Release Event” shall be deemed to be an “Interest Reserve Release Event.”

“Series 2018-1 Legal Final Maturity Date” means the Quarterly Payment Date occurring in September 2044. For purposes of the Base Indenture, the “Series 2018-1 Legal Final Maturity Date” shall be deemed to be a “Series Legal Final Maturity Date.”

“Series 2018-1 Prepayment Amount” means the aggregate principal amount of the Series 2018-1 Class A-1 Notes to be prepaid on any Series 2018-1 Prepayment Date, together with all accrued and unpaid interest thereon to such date.

“Series 2018-1 Prepayment Date” means the date on which any prepayment on the Series 2018-1 Class A-1 Notes is made pursuant to Section 3.6(d)(i), Section 3.6(d)(ii) or Section 3.6(j), which shall be, the immediately succeeding Quarterly Payment Date.

“Series 2018-1 Second Extension Election” has the meaning set forth in Section 3.6(b)(ii) of this 2018-1 Series Supplement.

“Series 2018-1 Securities Intermediary” has the meaning set forth in Section 3.9(a) of this 2018-1 Series Supplement.

“Series 2018-1 Supplemental Definitions List” has the meaning set forth in Article I of this 2018-1 Series Supplement.

“Series 2018-1 Third Extension Election” has the meaning set forth in Section 3.6(b)(iii) of this 2018-1 Series Supplement.

“Similar Law” means any federal, state, local, or non-U.S. law that is substantially similar to the provisions of Section 406 of ERISA or Section 4975 of the Code.

“Specified Rating Agency” means S&P Global Ratings.

“STAMP” has the meaning set forth in Section 4.3(a) of this 2018-1 Series Supplement.

“Subfacility Decrease” has the meaning set forth in Section 2.2(d) of this 2018-1 Series Supplement.

“Subfacility Increase” has the meaning set forth in Section 2.1(b) of this 2018-1 Series Supplement.

“Swingline Commitment” means the obligation of the Swingline Lender to make Swingline Loans pursuant to Section 2.06 of the Series 2018-1 Class A-1 Note Purchase Agreement in an aggregate principal amount at any one time outstanding not to exceed $15,000,000, as such amount may be reduced or increased pursuant to Section 2.06(h) of the Series 2018-1 Class A-1 Note Purchase Agreement or reduced pursuant to Section 2.05(b) of the Series 2018-1 Class A-1 Note Purchase Agreement.

“Swingline Lender” means Barclays Bank PLC, in its capacity as maker of Swingline Loans, and its permitted successors and assigns in such capacity.

“Swingline Loan Request” has the meaning set forth in Section 2.06(b) of the Series 2018-1 Class A-1 Note Purchase Agreement.

“Swingline Loans” has the meaning set forth in Section 2.06(a) of the Series 2018-1 Class A-1 Note Purchase Agreement.

“Swingline Participation Amount” has the meaning set forth in Section 2.06(f) of the Series 2018-1 Class A-1 Note Purchase Agreement.

“Undrawn Commitment Fees” has the meaning set forth in Section 3.02(b) of the Series 2018-1 Class A-1 Note Purchase Agreement.

“Undrawn L/C Face Amounts” means, at any time, the aggregate then undrawn and unexpired face amount of any Letters of Credit outstanding at such time.

“Unreimbursed L/C Drawings” means, at any time, the aggregate amount of any L/C Reimbursement Amounts that have not then been reimbursed pursuant to Section 2.08 of the Series 2018-1 Class A-1 Note Purchase Agreement.

“Voluntary Decrease” has the meaning set forth in Section 2.2(b) of this 2018-1 Series Supplement.

EXHIBIT A-1-1

FORM OF SERIES 2018-1 VARIABLE FUNDING SENIOR NOTE, CLASS A-1

SUBCLASS: SERIES 2018-1 CLASS A-1 ADVANCE NOTE

THE ISSUANCE AND SALE OF THIS SERIES 2018-1 VARIABLE FUNDING SENIOR NOTE, CLASS A-1 (THIS “NOTE”), WHICH IS A SERIES 2018-1 CLASS A-1 ADVANCE NOTE, HAS NOT BEEN AND WILL NOT BE REGISTERED UNDER THE UNITED STATES SECURITIES ACT OF 1933, AS AMENDED (THE “SECURITIES ACT”), OR WITH ANY SECURITIES REGULATORY AUTHORITY OF ANY STATE OR OTHER RELEVANT JURISDICTION, AND NEITHER APPLEBEE’S FUNDING LLC NOR IHOP FUNDING LLC (THE “CO-ISSUERS”) HAS BEEN REGISTERED UNDER THE INVESTMENT COMPANY ACT OF 1940, AS AMENDED (THE “INVESTMENT COMPANY ACT”). THIS NOTE AND ANY INTEREST HEREIN MAY BE OFFERED, SOLD, PLEDGED OR OTHERWISE TRANSFERRED ONLY TO PERSONS WHO ARE NOT COMPETITORS (AS DEFINED IN THE INDENTURE), UNLESS THE CO-ISSUERS GIVE WRITTEN CONSENT TO SUCH OFFER, SALE, PLEDGE OR OTHER TRANSFER, AND IN ACCORDANCE WITH THE PROVISIONS OF THE SERIES 2018-1 CLASS A-1 NOTE PURCHASE AGREEMENT, DATED AS OF SEPTEMBER 5, 2018 (AS AMENDED, SUPPLEMENTED OR MODIFIED, THE “CLASS A-1 NOTE PURCHASE AGREEMENT”), BY AND AMONG THE CO-ISSUERS, DINE BRANDS GLOBAL, INC., AS THE MANAGER, THE GUARANTORS, THE CONDUIT INVESTORS, THE COMMITTED NOTE PURCHASERS, THE FUNDING AGENTS, AND BARCLAYS BANK PLC, AS L/C PROVIDER, SWINGLINE LENDER AND ADMINISTRATIVE AGENT.

THE PRINCIPAL OF THIS NOTE IS PAYABLE AS SET FORTH HEREIN AND SUBJECT TO INCREASES AND DECREASES AS SET FORTH HEREIN. ACCORDINGLY, THE OUTSTANDING PRINCIPAL AMOUNT OF THIS NOTE AT ANY TIME MAY BE LESS THAN THE AMOUNT SHOWN ON THE FACE HEREOF. ANY PERSON ACQUIRING THIS NOTE MAY ASCERTAIN ITS CURRENT PRINCIPAL AMOUNT BY INQUIRY OF THE TRUSTEE.

REGISTERED

No. R-A-[ ]	up to $[ ]

SEE REVERSE FOR CERTAIN CONDITIONS

APPLEBEE’S FUNDING LLC and

IHOP FUNDING LLC

SERIES 2018-1 VARIABLE FUNDING SENIOR NOTE, CLASS A-1

SUBCLASS: SERIES 2018-1 CLASS A-1 ADVANCE NOTE

APPLEBEE’S FUNDING LLC, a limited liability company formed under the laws of the State of Delaware, and IHOP FUNDING LLC, a limited liability company formed under the laws of the State of Delaware (herein referred to, together, as the “Co-Issuers”), for value received, hereby jointly and severally promise to pay to [_____________] or registered assigns, up to the principal sum of [____________________] DOLLARS ($[___________]) or such lesser amount as shall equal the portion of the Series 2018-1 Class A-1 Outstanding Principal Amount evidenced by this Note as provided in the Indenture and the Series 2018-1 Class A-1 Note Purchase Agreement. Payments of principal shall be payable in the amounts and at the times set forth in the Indenture described herein; provided, however, that the entire unpaid principal amount of this Note shall be due on September 5, 2044 (the “Series 2018-1 Legal Final Maturity Date”). Pursuant to the Series 2018-1 Class A-1 Note Purchase Agreement and the Series 2018-1 Supplement, the principal amount of this Note may be subject to Increases or Decreases on any Business Day during the Commitment Term, and principal with respect to the Series 2018-1 Class A-1 Notes may be paid earlier than the Series 2018-1 Legal Final Maturity Date as described in the Indenture. The Co-Issuers will pay interest on this Series 2018-1 Class A-1 Advance Note (this “Note”) at the Series 2018-1 Class A-1 Note Rate for each Interest Accrual Period in accordance with the terms of the Indenture. Such amounts due on this Note will be payable in arrears on each Quarterly Payment Date, which will be on the 5th day (or, if such 5th day is not a Business Day, the next succeeding Business Day) of each March, June, September and December, commencing December 5, 2018 (each, a “Quarterly Payment Date”). Such amounts due on this Note will accrue for each Quarterly Payment Date with respect to (i) initially, the period from and including the Series 2018-1 Closing Date to but excluding the day that is two (2) Business Days prior to the first Quarterly Calculation Date after the Series 2018-1 Closing Date and (ii) thereafter, any period commencing on and including the day that is two (2) Business Days prior to a Quarterly Calculation Date and ending on but excluding the day that is two (2) Business Days prior to the next succeeding Quarterly Calculation Date (each, an “Interest Accrual Period”). Such amounts due on this Note (and interest on any defaulted

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payments of amounts due on this Note at the same rate) will be computed in accordance with the Indenture. In addition, under the circumstances set forth in the Indenture, the Co-Issuers shall also pay contingent interest on this Note at the Series 2018-1 Class A-1 Post-Renewal Date Contingent Interest Rate, and such contingent interest shall be computed and shall be payable in the amounts and at the times set forth in the Indenture. In addition to and not in limitation of the foregoing and the provisions of the Indenture and the Series 2018-1 Class A-1 Note Purchase Agreement, the Co-Issuers further jointly and severally agree to pay to the holder of this Note such holder’s portion of the other fees, costs and expense reimbursements, indemnification amounts and other amounts, if any, due and payable in accordance with the Indenture and the Series 2018-1 Class A-1 Note Purchase Agreement.

The holder of this Note is authorized to endorse on the schedules annexed hereto and made a part hereof or on a continuation thereof which shall be attached hereto and made a part hereof the date and amount of each Increase and Decrease with respect thereto and the Series 2018-1 Class A-1 Note Rate applicable thereto. Each such endorsement shall constitute prima facie evidence of the accuracy of the information endorsed. The failure to make any such endorsement or any error in any such endorsement shall not affect the obligations of the Co-Issuers in respect of the Series 2018-1 Class A-1 Outstanding Principal Amount.

The amounts due on this Note are payable in such coin or currency of the United States of America as at the time of payment is legal tender for payment of public and private debts. All payments made by the Co-Issuers with respect to this Note shall be applied as provided in the Indenture.

This Note is subject to mandatory and optional prepayment as set forth in the Indenture.

Reference is made to the further provisions of this Note set forth on the reverse hereof, which shall have the same effect as though fully set forth on the face of this Note. Although a summary of certain provisions of the Indenture is set forth below and on the reverse hereof and made a part hereof, this Note does not purport to summarize the Indenture and reference is made to the Indenture for information with respect to the interests, rights, benefits, obligations, proceeds and duties evidenced hereby and the rights, duties and obligations of the Co-Issuers and the Trustee. A copy of the Indenture may be requested from the Trustee by writing to the Trustee at: Citibank, N.A., 388 Greenwich Street, New York, NY 10013, Attention: Agency & Trust – Applebee’s Funding LLC & IHOP Funding LLC. To the extent not defined herein, the capitalized terms used herein have the meanings ascribed to them in the Indenture.

Subject to the next following paragraph, the Co-Issuers hereby certify and declare that all acts, conditions and things required to be done and performed and to have happened prior to the creation of this Note and to constitute it as the valid obligation of the Co-Issuers enforceable in accordance with its terms, have been done and performed and have happened in due compliance with all applicable laws and in accordance with the terms of the Indenture.

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Unless the certificate of authentication hereon has been executed by the Trustee whose name appears below by manual signature, this Note shall not be entitled to any benefit under the Indenture referred to on the reverse hereof, or be valid or obligatory for any purpose.

[Remainder of page intentionally left blank]

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IN WITNESS WHEREOF, each of the Co-Issuers has caused this instrument to be signed, manually or in facsimile, by its Authorized Officer.

Date:

APPLEBEE’S FUNDING LLC, as Co-Issuer

By:
Name:
Title:

IHOP FUNDING LLC, as Co-Issuer

By:
Name:
Title:

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CERTIFICATE OF AUTHENTICATION

This is one of the Series 2018-1 Class A-1 Advance Notes issued under the within-mentioned Indenture.

CITIBANK, N.A., as Trustee

By:
Authorized Signatory

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[REVERSE OF NOTE]

This Note is one of a duly authorized issue of Series 2018-1 Class A-1 Notes of the Co-Issuers designated as their Series 2018-1 Variable Funding Senior Notes, Class A-1 (herein called the “Series 2018-1 Class A-1 Notes”), and is one of the Subclass thereof designated as the Series 2018-1 Class A-1 Advance Notes (herein called the “Series 2018-1 Class A-1 Advance Notes”), all issued under (i) the Base Indenture, dated as of September 30, 2014 (such Base Indenture, as amended, supplemented or modified, exclusive of Series Supplements, is herein called the “Base Indenture”), among the Co-Issuers and Citibank, N.A., as trustee (the “Trustee”, which term includes any successor Trustee under the Base Indenture) and as securities intermediary, and (ii) a Series 2018-1 Supplement to the Base Indenture, dated as of September 5, 2018 (the “Series 2018-1 Supplement”), among the Co-Issuers, the Trustee and Citibank, N.A., as series 2018-1 securities intermediary. The Base Indenture and the Series 2018-1 Supplement are referred to herein as the “Indenture”. The Series 2018-1 Class A-1 Advance Notes are subject to all terms of the Indenture. All terms used in this Note that are defined in the Indenture, as supplemented, modified or amended, shall have the meanings assigned to them in or pursuant to the Indenture, as so supplemented, modified or amended.

The Series 2018-1 Class A-1 Advance Notes are and will be secured by the Collateral pledged as security therefor as provided in the Indenture.

As provided for in the Indenture, the Series 2018-1 Class A-1 Advance Notes may be prepaid, in whole or in part, at the option of the Co-Issuers. In addition, the Series 2018-1 Class A-1 Advance Notes are subject to mandatory prepayment as provided for in the Indenture. As described above, the entire unpaid principal amount of this Note shall be due and payable on the Series 2018-1 Legal Final Maturity Date. Subject to the terms and conditions of the Series 2018-1 Class A-1 Note Purchase Agreement, all payments of principal of the Series 2018-1 Class A-1 Advance Notes will be made pro rata to the holders of Series 2018-1 Class A-1 Advance Notes entitled thereto based on the amounts due to such holders.

Amounts due on this Note which are payable on a Quarterly Payment Date or on any date on which payments are permitted to be made as provided for in the Indenture shall be paid to the Person in whose name this Note (or one or more predecessor Notes) is registered at the close of business on the applicable Record Date or Prepayment Record Date, as the case may be.

Interest and contingent interest, if any, will each accrue on the Series 2018-1 Class A-1 Advance Notes at the rates set forth in the Indenture. The interest and contingent interest, if any, will be computed on the basis set forth in the Indenture. Amounts payable on the Series 2018-1 Class A-1 Advance Notes on each Quarterly Payment Date will be calculated as set forth in the Indenture.

Payments of amounts due on this Note are subordinated to the payment of certain other amounts in accordance with the Priority of Payments.

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If an Event of Default shall occur and be continuing, this Note may become or be declared due and payable in the manner and with the effect provided in the Indenture.

Unless otherwise specified in the Series 2018-1 Supplement, on each Quarterly Payment Date, the Paying Agent shall pay to the Series 2018-1 Class A-1 Noteholders of record on the preceding Record Date the amounts payable thereto (i) by wire transfer in immediately available funds released by the Paying Agent from the Series 2018-1 Class A-1 Distribution Account no later than 1:00 p.m. (New York City time) if a Series 2018-1 Class A-1 Noteholder has provided to the Paying Agent and the Trustee wiring instructions at least five (5) Business Days prior to the applicable Quarterly Payment Date or (ii) by check mailed first-class postage prepaid to such Series 2018-1 Class A-1 Noteholder at the address for such Series 2018-1 Class A-1 Noteholder appearing in the Note Register if such Series 2018-1 Class A-1 Noteholder has not provided wire instructions pursuant to clause (i) above; provided, however, that the final principal payment due on a Series 2018-1 Class A-1 Note shall only be paid upon due presentment and surrender of such Series 2018-1 Class A-1 Note for cancellation in accordance with the provisions of the Series 2018-1 Class A-1 Note at the applicable Corporate Trust Office.

As provided in the Indenture and subject to certain limitations set forth therein, the transfer of this Note may be registered on the Note Register upon surrender of this Note for registration of transfer at the office or agency designated by the Co-Issuers pursuant to the Indenture, duly endorsed by, or accompanied by a written instrument of transfer in form satisfactory to the Trustee, the Co-Issuers and the Registrar duly executed by, the Series 2018-1 Class A-1 Noteholder hereof or his attorney duly authorized in writing, with such signature guaranteed by an “eligible guarantor institution” meeting the requirements of the Registrar, which requirements include membership or participation in the Security Transfer Agent Medallion Program (“STAMP”) or such other “signature guarantee program” as may be determined by the Registrar in addition to, or in substitution for, STAMP, all in accordance with the Securities Exchange Act of 1934, as amended, and accompanied by such other documents as the Trustee and the Registrar may require and as may be required by the Series 2018-1 Supplement, and thereupon one or more new Series 2018-1 Class A-1 Advance Notes of authorized denominations in the same aggregate principal amount will be issued to the designated transferee or transferees. No service charge will be charged for any registration of transfer or exchange of this Note, but the transferor may be required to pay a sum sufficient to cover any tax or other governmental charge that may be imposed in connection with any such registration of transfer or exchange.

Each Series 2018-1 Class A-1 Noteholder, by acceptance of a Series 2018-1 Class A-1 Note, covenants and agrees by accepting the benefits of the Indenture that prior to the date that is one year and one day after the payment in full of the latest maturing note issued under the Indenture, such Series 2018-1 Class A-1 Noteholder will not institute against, or join with any other Person in instituting against, any Securitization Entity any bankruptcy, reorganization, arrangement, insolvency or liquidation proceedings, or other proceedings, under any federal or state bankruptcy or similar law; provided, however, that nothing herein shall constitute a waiver of any right to indemnification, reimbursement or other payment from the Securitization Entities pursuant to the Indenture or any other Related Document.

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It is the intent of the Co-Issuers and each Series 2018-1 Class A-1 Noteholder that, for federal, state and local income and franchise tax purposes only, the Series 2018-1 Class A-1 Notes will evidence indebtedness of the Co-Issuers secured by the Collateral. Each Series 2018-1 Class A-1 Noteholder, by the acceptance of this Note, agrees to treat this Note (or beneficial interests herein) for purposes of federal, state and local income or franchise taxes and any other tax imposed on or measured by income, as indebtedness of the Co-Issuers or, if any Co-Issuer is treated as a division of another entity, such other entity.

The Indenture permits certain amendments to be made thereto without the consent of the Control Party, the Controlling Class Representative or any Series 2018-1 Class A-1 Noteholders, provided that certain conditions precedent are satisfied. The Indenture also permits, with certain exceptions as therein provided, the amendment thereof and the modification of the rights and obligations of the Co-Issuers and the rights of the Series 2018-1 Class A-1 Noteholders under the Indenture at any time by the Co-Issuers with the consent of the Control Party (acting at the direction of the Controlling Class Representative) and without the consent of any Series 2018-1 Class A-1 Noteholders. The Indenture also contains provisions permitting the Control Party (acting at the direction of the Controlling Class Representative) to waive compliance by the Co-Issuers with certain provisions of the Indenture and certain past defaults under the Indenture and their consequences without the consent of any Series 2018-1 Class A-1 Noteholders. Any such consent or waiver of this Note (or any one or more predecessor Notes) shall be conclusive and binding upon such Series 2018-1 Class A-1 Noteholder and upon all future Series 2018-1 Class A-1 Noteholders of this Note and of any Note issued upon the registration of transfer hereof or in exchange hereof or in lieu hereof whether or not notation of such consent or waiver is made upon this Note.

Each purchaser or transferee of this Note (or any interest herein) shall be deemed to represent and warrant that either (i) it is neither a Plan (including, without limitation, an entity whose underlying assets include “plan assets” by reason of a Plan’s investment in the entity or otherwise) nor a governmental, church, non-U.S. or other plan which is subject to any Similar Law or (ii) its acquisition, holding and disposition of this Note (or any interest herein) will not constitute a non-exempt prohibited transaction under Section 406 of ERISA or Section 4975 of the Code or, in the case of a governmental, church, non-U.S. or other plan, a non-exempt violation under any Similar Law.

The term “Co-Issuer” as used in this Note includes any successor to the Co-Issuers under the Indenture.

The Series 2018-1 Class A-1 Notes are issuable only in registered form in denominations as provided in the Indenture, subject to certain limitations set forth therein.

This Note and the Indenture shall be governed by, and construed and interpreted in accordance with, the laws of the State of New York without regard to conflicts of law principles (other than Sections 5-1401 and 5-1402 of the General Obligations Law of the State of New York), and the obligations, rights and remedies of the parties hereunder and thereunder shall be determined in accordance with such laws.

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No reference herein to the Indenture and no provision of this Note or of the Indenture shall alter or impair the obligation of the Co-Issuers, which is absolute and unconditional, to pay the amounts due on this Note at the times, place and rate, and in the coin or currency herein prescribed.

[Remainder of page intentionally left blank]

A-1-1-10

ASSIGNMENT

Social Security or taxpayer I.D. or other identifying number of assignee:

FOR VALUE RECEIVED, the undersigned hereby sells, assigns and transfers unto

(name and address of assignee)

the within Note and all rights thereunder, and hereby irrevocably constitutes and appoints                                     , attorney, to transfer said Note on the books kept for registration thereof, with full power of substitution in the premises.

Dated:

By:	[1]

Signature Guaranteed:

[1]	NOTE: The signature to this assignment must correspond with the name of the registered owner as it appears on the face of the within Note, without alteration, enlargement or any change whatsoever.

A-1-1-11

INCREASES AND DECREASES

Date	Unpaid Principal Amount	Increase	Decrease	Total	Series 2018-1 Class A-1 Note Rate	Interest Accrual Period (if applicable)	Notation Made By

A-1-1-12

EXHIBIT A-1-2

FORM OF SERIES 2018-1 VARIABLE FUNDING SENIOR NOTE, CLASS A-1

SUBCLASS: SERIES 2018-1 CLASS A-1 SWINGLINE NOTE

THE ISSUANCE AND SALE OF THIS SERIES 2018-1 VARIABLE FUNDING SENIOR NOTE, CLASS A-1 (THIS “NOTE”), WHICH IS A SERIES 2018-1 CLASS A-1 SWINGLINE NOTE, HAS NOT BEEN AND WILL NOT BE REGISTERED UNDER THE UNITED STATES SECURITIES ACT OF 1933, AS AMENDED (THE “SECURITIES ACT”), OR WITH ANY SECURITIES REGULATORY AUTHORITY OF ANY STATE OR OTHER RELEVANT JURISDICTION, AND NEITHER APPLEBEE’S FUNDING LLC NOR IHOP FUNDING LLC (THE “CO-ISSUERS”) HAS BEEN REGISTERED UNDER THE INVESTMENT COMPANY ACT OF 1940, AS AMENDED (THE “INVESTMENT COMPANY ACT”). THIS NOTE AND ANY INTEREST HEREIN MAY BE OFFERED, SOLD, PLEDGED OR OTHERWISE TRANSFERRED ONLY TO PERSONS WHO ARE NOT COMPETITORS (AS DEFINED IN THE INDENTURE), UNLESS THE CO-ISSUERS GIVE WRITTEN CONSENT TO SUCH OFFER, SALE, PLEDGE OR OTHER TRANSFER, AND IN ACCORDANCE WITH THE PROVISIONS OF THE SERIES 2018-1 CLASS A-1 NOTE PURCHASE AGREEMENT, DATED AS OF SEPTEMBER 5, 2018 (AS AMENDED, SUPPLEMENTED OR MODIFIED, THE “CLASS A-1 NOTE PURCHASE AGREEMENT”), BY AND AMONG THE CO-ISSUERS, DINE BRANDS GLOBAL, INC., AS THE MANAGER, THE GUARANTORS, THE CONDUIT INVESTORS, THE COMMITTED NOTE PURCHASERS, THE FUNDING AGENTS, AND BARCLAYS BANK PLC, AS L/C PROVIDER, SWINGLINE LENDER AND ADMINISTRATIVE AGENT.

A-1-2-1

THE PRINCIPAL OF THIS NOTE IS PAYABLE AS SET FORTH HEREIN AND SUBJECT TO SUBFACILITY INCREASES AND SUBFACILITY DECREASES AS SET FORTH HEREIN. ACCORDINGLY, THE OUTSTANDING PRINCIPAL AMOUNT OF THIS NOTE AT ANY TIME MAY BE LESS THAN THE AMOUNT SHOWN ON THE FACE HEREOF. ANY PERSON ACQUIRING THIS NOTE MAY ASCERTAIN ITS CURRENT PRINCIPAL AMOUNT BY INQUIRY OF THE TRUSTEE.

REGISTERED

No. R-S-[ ]	up to $[ ]

SEE REVERSE FOR CERTAIN CONDITIONS

APPLEBEE’S FUNDING LLC and

IHOP FUNDING LLC

SERIES 2018-1 VARIABLE FUNDING SENIOR NOTE, CLASS A-1

SUBCLASS: SERIES 2018-1 CLASS A-1 SWINGLINE NOTE

APPLEBEE’S FUNDING LLC, a limited liability company formed under the laws of the State of Delaware, and IHOP FUNDING LLC, a limited liability company formed under the laws of the State of Delaware (herein referred to, together, as the “Co-Issuers”), for value received, hereby jointly and severally promise to pay to [                            ] or registered assigns, up to the principal sum of [                                    ] DOLLARS ($[                        ]) or such lesser amount as shall equal the portion of the Series 2018-1 Class A-1 Outstanding Principal Amount evidenced by this Note as provided in the Indenture and the Series 2018-1 Class A-1 Note Purchase Agreement. Payments of principal shall be payable in the amounts and at the times set forth in the Indenture described herein; provided, however, that the entire unpaid principal amount of this Note shall be due on September 5, 2044 (the “Series 2018-1 Legal Final Maturity Date”). Pursuant to the Series 2018-1 Class A-1 Note Purchase Agreement and the Series 2018-1 Supplement, the principal amount of this Note may be subject to Subfacility Increases or Subfacility Decreases on any Business Day during the Commitment Term, and principal with respect to the Series 2018-1 Class A-1 Notes may be paid earlier than the Series 2018-1 Legal Final Maturity Date as described in the Indenture. The Co-Issuers will pay interest on this Series 2018-1 Class A-1 Swingline Note (this “Note”) at the Series 2018-1 Class A-1 Note Rate for each Interest Accrual Period in accordance with the terms of the Indenture. Such amounts due on this Note will be payable in arrears on each Quarterly Payment Date, which will be on the 5th day (or, if such 5th day is not a Business Day, the next succeeding Business Day) of each March, June, September and December, commencing December 5, 2018 (each, a “Quarterly Payment Date”). Such amounts due on this Note will accrue for each Quarterly Payment Date with respect to (i) initially, the period from and including the Series 2018-1 Closing Date to but excluding the day that is two (2) Business Days prior to the first Quarterly Calculation Date after the Series 2018-1 Closing Date and (ii) thereafter, any period commencing on and including the day that is two (2) Business Days prior to a Quarterly Calculation Date and ending on but excluding the day that is two (2) Business Days prior to the next succeeding

A-1-2-2

Quarterly Calculation Date (each, an “Interest Accrual Period”). Such amounts due on this Note (and interest on any defaulted payments of amounts due on this Note at the same rate) will be computed in accordance with the Indenture. In addition, under the circumstances set forth in the Indenture, the Co-Issuers shall also pay contingent interest on this Note at the Series 2018-1 Class A-1 Post-Renewal Date Contingent Interest Rate, and such contingent interest shall be computed and shall be payable in the amounts and at the times set forth in the Indenture. In addition to and not in limitation of the foregoing and the provisions of the Indenture and the Series 2018-1 Class A-1 Note Purchase Agreement, the Co-Issuers further jointly and severally agree to pay to the holder of this Note such holder’s portion of the other fees, costs and expense reimbursements, indemnification amounts and other amounts, if any, due and payable in accordance with the Indenture and the Series 2018-1 Class A-1 Note Purchase Agreement.

The holder of this Note is authorized to endorse on the schedules annexed hereto and made a part hereof or on a continuation thereof which shall be attached hereto and made a part hereof the date and amount of each Subfacility Increase and Subfacility Decrease with respect thereto and the Series 2018-1 Class A-1 Note Rate applicable thereto. Each such endorsement shall constitute prima facie evidence of the accuracy of the information endorsed. The failure to make any such endorsement or any error in any such endorsement shall not affect the obligations of the Co-Issuers in respect of the Series 2018-1 Class A-1 Outstanding Principal Amount.

The amounts due on this Note are payable in such coin or currency of the United States of America as at the time of payment is legal tender for payment of public and private debts. All payments made by the Co-Issuers with respect to this Note shall be applied as provided in the Indenture.

This Note is subject to mandatory and optional prepayment as set forth in the Indenture.

Reference is made to the further provisions of this Note set forth on the reverse hereof, which shall have the same effect as though fully set forth on the face of this Note. Although a summary of certain provisions of the Indenture is set forth below and on the reverse hereof and made a part hereof, this Note does not purport to summarize the Indenture and reference is made to the Indenture for information with respect to the interests, rights, benefits, obligations, proceeds and duties evidenced hereby and the rights, duties and obligations of the Co-Issuers and the Trustee. A copy of the Indenture may be requested from the Trustee by writing to the Trustee at: Citibank, N.A., 388 Greenwich Street, New York, NY 10013, Attention: Agency & Trust – Applebee’s Funding LLC & IHOP Funding LLC. To the extent not defined herein, the capitalized terms used herein have the meanings ascribed to them in the Indenture.

Subject to the next following paragraph, the Co-Issuers hereby certify and declare that all acts, conditions and things required to be done and performed and to have happened prior to the creation of this Note and to constitute it as the valid obligation of the Co-Issuers enforceable in accordance with its terms, have been done and performed and have happened in due compliance with all applicable laws and in accordance with the terms of the Indenture.

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Unless the certificate of authentication hereon has been executed by the Trustee whose name appears below by manual signature, this Note shall not be entitled to any benefit under the Indenture referred to on the reverse hereof, or be valid or obligatory for any purpose.

[Remainder of page intentionally left blank]

A-1-2-4

IN WITNESS WHEREOF, each of the Co-Issuers has caused this instrument to be signed, manually or in facsimile, by its Authorized Officer.

Date:

APPLEBEE’S FUNDING LLC, as Co-Issuer

By:
Name:
Title:

IHOP FUNDING LLC, as Co-Issuer

By:
Name:
Title:

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CERTIFICATE OF AUTHENTICATION

This is one of the Series 2018-1 Class A-1 Swingline Notes issued under the within-mentioned Indenture.

CITIBANK, N.A., as Trustee

By:
Authorized Signatory

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[REVERSE OF NOTE]

This Note is one of a duly authorized issue of Series 2018-1 Class A-1 Notes of the Co-Issuers designated as their Series 2018-1 Variable Funding Senior Notes, Class A-1 (herein called the “Series 2018-1 Class A-1 Notes”), and is one of the Subclass thereof designated as the Series 2018-1 Class A-1 Swingline Notes (herein called the “Series 2018-1 Class A-1 Swingline Notes”), all issued under (i) the Base Indenture, dated as of September 30, 2014 (such Base Indenture, as amended, supplemented or modified, exclusive of Series Supplements, is herein called the “Base Indenture”), among the Co-Issuers and Citibank, N.A., as trustee (the “Trustee”, which term includes any successor Trustee under the Base Indenture) and as securities intermediary, and (ii) a Series 2018-1 Supplement to the Base Indenture, dated as of September 5, 2018 (the “Series 2018-1 Supplement”), among the Co-Issuers, the Trustee and Citibank, N.A., as series 2018-1 securities intermediary. The Base Indenture and the Series 2018-1 Supplement are referred to herein as the “Indenture”. The Series 2018-1 Class A-1 Swingline Notes are subject to all terms of the Indenture. All terms used in this Note that are defined in the Indenture, as supplemented, modified or amended, shall have the meanings assigned to them in or pursuant to the Indenture, as so supplemented, modified or amended.

The Series 2018-1 Class A-1 Swingline Notes are and will be secured by the Collateral pledged as security therefor as provided in the Indenture.

As provided for in the Indenture, the Series 2018-1 Class A-1 Swingline Notes may be prepaid, in whole or in part, at the option of the Co-Issuers. In addition, the Series 2018-1 Class A-1 Swingline Notes are subject to mandatory prepayment as provided for in the Indenture. As described above, the entire unpaid principal amount of this Note shall be due and payable on the Series 2018-1 Legal Final Maturity Date. Subject to the terms and conditions of the Series 2018-1 Class A-1 Note Purchase Agreement, all payments of principal of the Series 2018-1 Class A-1 Swingline Notes will be made pro rata to the holders of Series 2018-1 Class A-1 Swingline Notes entitled thereto based on the amounts due to such holders.

Amounts due on this Note which are payable on a Quarterly Payment Date or on any date on which payments are permitted to be made as provided for in the Indenture shall be paid to the Person in whose name this Note (or one or more predecessor Notes) is registered at the close of business on the applicable Record Date or Prepayment Record Date, as the case may be.

Interest and contingent interest, if any, will each accrue on the Series 2018-1 Class A-1 Swingline Notes at the rates set forth in the Indenture. The interest and contingent interest, if any, will be computed on the basis set forth in the Indenture. Amounts payable on the Series 2018-1 Class A-1 Swingline Notes on each Quarterly Payment Date will be calculated as set forth in the Indenture.

Payments of amounts due on this Note are subordinated to the payment of certain other amounts in accordance with the Priority of Payments.

If an Event of Default shall occur and be continuing, this Note may become or be declared due and payable in the manner and with the effect provided in the Indenture.

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Unless otherwise specified in the Series 2018-1 Supplement, on each Quarterly Payment Date, the Paying Agent shall pay to the Series 2018-1 Class A-1 Noteholders of record on the preceding Record Date the amounts payable thereto (i) by wire transfer in immediately available funds released by the Paying Agent from the Series 2018-1 Class A-1 Distribution Account no later than 1:00 p.m. (New York City time) if a Series 2018-1 Class A-1 Noteholder has provided to the Paying Agent and the Trustee wiring instructions at least five (5) Business Days prior to the applicable Quarterly Payment Date or (ii) by check mailed first-class postage prepaid to such Series 2018-1 Class A-1 Noteholder at the address for such Series 2018-1 Class A-1 Noteholder appearing in the Note Register if such Series 2018-1 Class A-1 Noteholder has not provided wire instructions pursuant to clause (i) above; provided, however, that the final principal payment due on a Series 2018-1 Class A-1 Note shall only be paid upon due presentment and surrender of such Series 2018-1 Class A-1 Note for cancellation in accordance with the provisions of the Series 2018-1 Class A-1 Note at the applicable Corporate Trust Office.

As provided in the Indenture and subject to certain limitations set forth therein, the transfer of this Note may be registered on the Note Register upon surrender of this Note for registration of transfer at the office or agency designated by the Co-Issuers pursuant to the Indenture, duly endorsed by, or accompanied by a written instrument of transfer in form satisfactory to the Trustee, the Co-Issuers and the Registrar duly executed by, the Series 2018-1 Class A-1 Noteholder hereof or his attorney duly authorized in writing, with such signature guaranteed by an “eligible guarantor institution” meeting the requirements of the Registrar, which requirements include membership or participation in the Security Transfer Agent Medallion Program (“STAMP”) or such other “signature guarantee program” as may be determined by the Registrar in addition to, or in substitution for, STAMP, all in accordance with the Securities Exchange Act of 1934, as amended, and accompanied by such other documents as the Trustee and the Registrar may require and as may be required by the Series 2018-1 Supplement, and thereupon one or more new Series 2018-1 Class A-1 Swingline Notes of authorized denominations in the same aggregate principal amount will be issued to the designated transferee or transferees. No service charge will be charged for any registration of transfer or exchange of this Note, but the transferor may be required to pay a sum sufficient to cover any tax or other governmental charge that may be imposed in connection with any such registration of transfer or exchange.

Each Series 2018-1 Class A-1 Noteholder, by acceptance of a Series 2018-1 Class A-1 Note, covenants and agrees by accepting the benefits of the Indenture that prior to the date that is one year and one day after the payment in full of the latest maturing note issued under the Indenture, such Series 2018-1 Class A-1 Noteholder will not institute against, or join with any other Person in instituting against, any Securitization Entity any bankruptcy, reorganization, arrangement, insolvency or liquidation proceedings, or other proceedings, under any federal or state bankruptcy or similar law; provided, however, that nothing herein shall constitute a waiver of any right to indemnification, reimbursement or other payment from the Securitization Entities pursuant to the Indenture or any other Related Document.

It is the intent of the Co-Issuers and each Series 2018-1 Class A-1 Noteholder that, for federal, state and local income and franchise tax purposes only, the Series 2018-1 Class A-1 Notes will evidence indebtedness of the Co-Issuers secured by the Collateral. Each Series 2018-1 Class A-1 Noteholder, by the acceptance of this Note, agrees to treat this Note (or beneficial interests herein) for purposes of federal, state and local income or franchise taxes and any other tax imposed on or measured by income, as indebtedness of the Co-Issuers or, if any Co-Issuer is treated as a division of another entity, such other entity.

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The Indenture permits certain amendments to be made thereto without the consent of the Control Party, the Controlling Class Representative or any Series 2018-1 Class A-1 Noteholders, provided that certain conditions precedent are satisfied. The Indenture also permits, with certain exceptions as therein provided, the amendment thereof and the modification of the rights and obligations of the Co-Issuers and the rights of the Series 2018-1 Class A-1 Noteholders under the Indenture at any time by the Co-Issuers with the consent of the Control Party (acting at the direction of the Controlling Class Representative) and without the consent of any Series 2018-1 Class A-1 Noteholders. The Indenture also contains provisions permitting the Control Party (acting at the direction of the Controlling Class Representative) to waive compliance by the Co-Issuers with certain provisions of the Indenture and certain past defaults under the Indenture and their consequences without the consent of any Series 2018-1 Class A-1 Noteholders. Any such consent or waiver of this Note (or any one or more predecessor Notes) shall be conclusive and binding upon such Series 2018-1 Class A-1 Noteholder and upon all future Series 2018-1 Class A-1 Noteholders of this Note and of any Note issued upon the registration of transfer hereof or in exchange hereof or in lieu hereof whether or not notation of such consent or waiver is made upon this Note.

Each purchaser or transferee of this Note (or any interest herein) shall be deemed to represent and warrant that either (i) it is neither a Plan (including, without limitation, an entity whose underlying assets include “plan assets” by reason of a Plan’s investment in the entity or otherwise) nor a governmental, church, non-U.S. or other plan which is subject to any Similar Law or (ii) its acquisition, holding and disposition of this Note (or any interest herein) will not constitute a non-exempt prohibited transaction under Section 406 of ERISA or Section 4975 of the Code or, in the case of a governmental, church, non-U.S. or other plan, a non-exempt violation under any Similar Law.

The term “Co-Issuer” as used in this Note includes any successor to the Co-Issuers under the Indenture.

The Series 2018-1 Class A-1 Notes are issuable only in registered form in denominations as provided in the Indenture, subject to certain limitations set forth therein.

This Note and the Indenture shall be governed by, and construed and interpreted in accordance with, the laws of the State of New York without regard to conflicts of law principles (other than Sections 5-1401 and 5-1402 of the General Obligations Law of the State of New York), and the obligations, rights and remedies of the parties hereunder and thereunder shall be determined in accordance with such laws.

No reference herein to the Indenture and no provision of this Note or of the Indenture shall alter or impair the obligation of the Co-Issuers, which is absolute and unconditional, to pay the amounts due on this Note at the times, place and rate, and in the coin or currency herein prescribed.

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[Remainder of page intentionally left blank]

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ASSIGNMENT

Social Security or taxpayer I.D. or other identifying number of assignee:

FOR VALUE RECEIVED, the undersigned hereby sells, assigns and transfers unto

(name and address of assignee)

the within Note and all rights thereunder, and hereby irrevocably constitutes and appoints                                     , attorney, to transfer said Note on the books kept for registration thereof, with full power of substitution in the premises.

Dated:

By:		[1]

Signature Guaranteed:

[1]	NOTE: The signature to this assignment must correspond with the name of the registered owner as it appears on the face of the within Note, without alteration, enlargement or any change whatsoever.

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INCREASES AND DECREASES

Date	Unpaid Principal Amount	Subfacility Increase	Subfacility Decrease	Total	Series 2018-1 Class A-1 Note Rate	Interest Accrual Period (if applicable)	Notation Made By

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EXHIBIT A-1-3

FORM OF SERIES 2018-1 VARIABLE FUNDING SENIOR NOTE, CLASS A-1

SUBCLASS: SERIES 2018-1 CLASS A-1 L/C NOTE

THE ISSUANCE AND SALE OF THIS SERIES 2018-1 VARIABLE FUNDING SENIOR NOTE, CLASS A-1 (THIS “NOTE”), WHICH IS A SERIES 2018-1 CLASS A-1 L/C NOTE, HAS NOT BEEN AND WILL NOT BE REGISTERED UNDER THE UNITED STATES SECURITIES ACT OF 1933, AS AMENDED (THE “SECURITIES ACT”), OR WITH ANY SECURITIES REGULATORY AUTHORITY OF ANY STATE OR OTHER RELEVANT JURISDICTION, AND NEITHER APPLEBEE’S FUNDING LLC NOR IHOP FUNDING LLC (THE “CO-ISSUERS”) HAS BEEN REGISTERED UNDER THE INVESTMENT COMPANY ACT OF 1940, AS AMENDED (THE “INVESTMENT COMPANY ACT”). THIS NOTE AND ANY INTEREST HEREIN MAY BE OFFERED, SOLD, PLEDGED OR OTHERWISE TRANSFERRED ONLY TO PERSONS WHO ARE NOT COMPETITORS (AS DEFINED IN THE INDENTURE), UNLESS THE CO-ISSUERS GIVE WRITTEN CONSENT TO SUCH OFFER, SALE, PLEDGE OR OTHER TRANSFER, AND IN ACCORDANCE WITH THE PROVISIONS OF THE SERIES 2018-1 CLASS A-1 NOTE PURCHASE AGREEMENT, DATED AS OF SEPTEMBER 5, 2018 (AS AMENDED, SUPPLEMENTED OR MODIFIED, THE “CLASS A-1 NOTE PURCHASE AGREEMENT”), BY AND AMONG THE CO-ISSUERS, DINE BRANDS GLOBAL, INC., AS THE MANAGER, THE GUARANTORS, THE CONDUIT INVESTORS, THE COMMITTED NOTE PURCHASERS, THE FUNDING AGENTS, AND BARCLAYS BANK PLC, AS L/C PROVIDER, SWINGLINE LENDER AND ADMINISTRATIVE AGENT.

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THE PRINCIPAL OF THIS NOTE IS PAYABLE AS SET FORTH HEREIN AND SUBJECT TO SUBFACILITY INCREASES AND SUBFACILITY DECREASES AS SET FORTH HEREIN. ACCORDINGLY, THE OUTSTANDING PRINCIPAL AMOUNT OF THIS NOTE AT ANY TIME MAY BE LESS THAN THE AMOUNT SHOWN ON THE FACE HEREOF. ALL L/C OBLIGATIONS RELATING TO LETTERS OF CREDIT ISSUED BY THE HOLDER OF THIS NOTE (WHETHER IN RESPECT OF UNDRAWN L/C FACE AMOUNTS OR UNREIMBURSED L/C DRAWINGS) SHALL BE DEEMED TO BE PRINCIPAL OUTSTANDING UNDER THIS NOTE FOR ALL PURPOSES OF THE SERIES 2018-1 CLASS A-1 NOTE PURCHASE AGREEMENT, THE INDENTURE AND THE OTHER RELATED DOCUMENTS OTHER THAN, IN THE CASE OF UNDRAWN L/C FACE AMOUNTS, FOR PURPOSES OF ACCRUAL OF INTEREST. ANY PERSON ACQUIRING THIS NOTE MAY ASCERTAIN ITS CURRENT PRINCIPAL AMOUNT BY INQUIRY OF THE TRUSTEE.

REGISTERED

No. R-L-[ ]	up to $[ ]

SEE REVERSE FOR CERTAIN CONDITIONS

APPLEBEE’S FUNDING LLC and

IHOP FUNDING LLC

SERIES 2018-1 VARIABLE FUNDING SENIOR NOTE, CLASS A-1

SUBCLASS: SERIES 2018-1 CLASS A-1 L/C NOTE

APPLEBEE’S FUNDING LLC, a limited liability company formed under the laws of the State of Delaware, and IHOP FUNDING LLC, a limited liability company formed under the laws of the State of Delaware (herein referred to, together, as the “Co-Issuers”), for value received, hereby jointly and severally promise to pay to [                    ] or registered assigns, up to the principal sum of [                                        ] DOLLARS ($[                        ]) or such lesser amount as shall equal the portion of the Series 2018-1 Class A-1 Outstanding Principal Amount evidenced by this Note as provided in the Indenture and the Series 2018-1 Class A-1 Note Purchase Agreement. Payments of principal shall be payable in the amounts and at the times set forth in the Indenture described herein; provided, however, that the entire unpaid principal amount of this Note shall be due on September 5, 2044 (the “Series 2018-1 Legal Final Maturity Date”). The initial outstanding principal amount of this Note shall equal the Series 2018-1 Class A-1 Initial Aggregate Undrawn L/C Face Amount. Pursuant to the Series 2018-1 Class A-1 Note Purchase Agreement and the Series 2018-1 Supplement, the principal amount of this Note may be subject to Subfacility Increases or Subfacility Decreases on any Business Day during the Commitment Term, and principal with respect to the Series 2018-1 Class A-1 Notes may be paid earlier than the Series 2018-1 Legal Final Maturity Date as described in the Indenture. The Co-Issuers will pay (i) interest on this Series 2018-1 Class A-1 L/C Note (this “Note”) at the Series 2018-1 Class A-1 Note Rate and (ii) the L/C Quarterly Fees, in each case, for each Interest Accrual Period in accordance with the terms of the Indenture. Such amounts due on this Note will be payable in arrears on each Quarterly Payment Date, which will be on the

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5th day (or, if such 5th day is not a Business Day, the next succeeding Business Day) of each March, June, September and December, commencing December 5, 2018 (each, a “Quarterly Payment Date”). Such amounts due on this Note will accrue for each Quarterly Payment Date with respect to (i) initially, the period from and including the Series 2018-1 Closing Date to but excluding the day that is two (2) Business Days prior to the first Quarterly Calculation Date after the Series 2018-1 Closing Date and (ii) thereafter, any period commencing on and including the day that is two (2) Business Days prior to a Quarterly Calculation Date and ending on but excluding the day that is two (2) Business Days prior to the next succeeding Quarterly Calculation Date (each, an “Interest Accrual Period”). Such amounts due on this Note (and interest on any defaulted payments of amounts due on this Note at the same rate) will be computed in accordance with the Indenture. In addition, under the circumstances set forth in the Indenture, the Co-Issuers shall also pay contingent interest and fees on this Note at the Series 2018-1 Class A-1 Post-Renewal Date Contingent Interest Rate, and such contingent interest and fees shall be computed and shall be payable in the amounts and at the times set forth in the Indenture. In addition to and not in limitation of the foregoing and the provisions of the Indenture and the Series 2018-1 Class A-1 Note Purchase Agreement, the Co-Issuers further jointly and severally agree to pay to the holder of this Note such holder’s portion of the other fees, costs and expense reimbursements, indemnification amounts and other amounts, if any, due and payable in accordance with the Indenture and the Series 2018-1 Class A-1 Note Purchase Agreement.

The holder of this Note is authorized to endorse on the schedules annexed hereto and made a part hereof or on a continuation thereof which shall be attached hereto and made a part hereof the date and amount of each Subfacility Increase and Subfacility Decrease with respect thereto and the Series 2018-1 Class A-1 Note Rate applicable thereto. Each such endorsement shall constitute prima facie evidence of the accuracy of the information endorsed. The failure to make any such endorsement or any error in any such endorsement shall not affect the obligations of the Co-Issuers in respect of the Series 2018-1 Class A-1 Outstanding Principal Amount.

The amounts due on this Note are payable in such coin or currency of the United States of America as at the time of payment is legal tender for payment of public and private debts. All payments made by the Co-Issuers with respect to this Note shall be applied as provided in the Indenture.

This Note is subject to mandatory and optional prepayment as set forth in the Indenture.

Reference is made to the further provisions of this Note set forth on the reverse hereof, which shall have the same effect as though fully set forth on the face of this Note. Although a summary of certain provisions of the Indenture is set forth below and on the reverse hereof and made a part hereof, this Note does not purport to summarize the Indenture and reference is made to the Indenture for information with respect to the interests, rights, benefits, obligations, proceeds and duties evidenced hereby and the rights, duties and obligations of the Co-Issuers and the Trustee. A copy of the Indenture may be requested from the Trustee by writing to the Trustee at: Citibank, N.A., 388 Greenwich Street, New York, NY 10013, Attention: Agency & Trust – Applebee’s Funding LLC & IHOP Funding LLC. To the extent not defined herein, the capitalized terms used herein have the meanings ascribed to them in the Indenture.

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Subject to the next following paragraph, the Co-Issuers hereby certify and declare that all acts, conditions and things required to be done and performed and to have happened prior to the creation of this Note and to constitute it as the valid obligation of the Co-Issuers enforceable in accordance with its terms, have been done and performed and have happened in due compliance with all applicable laws and in accordance with the terms of the Indenture.

Unless the certificate of authentication hereon has been executed by the Trustee whose name appears below by manual signature, this Note shall not be entitled to any benefit under the Indenture referred to on the reverse hereof, or be valid or obligatory for any purpose.

[Remainder of page intentionally left blank]

A-1-3-4

IN WITNESS WHEREOF, each of the Co-Issuers has caused this instrument to be signed, manually or in facsimile, by its Authorized Officer.

Date:

APPLEBEE’S FUNDING LLC, as Co-Issuer

By:
Name:
Title:

IHOP FUNDING LLC, as Co-Issuer

By:
Name:
Title:

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CERTIFICATE OF AUTHENTICATION

This is one of the Series 2018-1 Class A-1 L/C Notes issued under the within-mentioned Indenture.

CITIBANK, N.A., as Trustee

By:
Authorized Signatory

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[REVERSE OF NOTE]

This Note is one of a duly authorized issue of Series 2018-1 Class A-1 Notes of the Co-Issuers designated as their Series 2018-1 Variable Funding Senior Notes, Class A-1 (herein called the “Series 2018-1 Class A-1 Notes”), and is one of the Subclass thereof designated as the Series 2018-1 Class A-1 L/C Notes (herein called the “Series 2018-1 Class A-1 L/C Notes”), all issued under (i) the Base Indenture, dated as of September 30, 2014 (such Base Indenture, as amended, supplemented or modified, exclusive of Series Supplements, is herein called the “Base Indenture”), among the Co-Issuers and Citibank, N.A., as trustee (the “Trustee”, which term includes any successor Trustee under the Base Indenture) and as securities intermediary, and (ii) a Series 2018-1 Supplement to the Base Indenture, dated as of September 5, 2018 (the “Series 2018-1 Supplement”), among the Co-Issuers, the Trustee and Citibank, N.A., as series 2018-1 securities intermediary. The Base Indenture and the Series 2018-1 Supplement are referred to herein as the “Indenture”. The Series 2018-1 Class A-1 L/C Notes are subject to all terms of the Indenture. All terms used in this Note that are defined in the Indenture, as supplemented, modified or amended, shall have the meanings assigned to them in or pursuant to the Indenture, as so supplemented, modified or amended.

The Series 2018-1 Class A-1 L/C Notes are and will be secured by the Collateral pledged as security therefor as provided in the Indenture.

All L/C Obligations relating to Letters of Credit issued by the holder of this Note (whether in respect of Undrawn L/C Face Amounts or Unreimbursed L/C Drawings) shall be deemed to be principal outstanding under this Note for all purposes of the Series 2018-1 Class A-1 Note Purchase Agreement, the Indenture and the other Related Documents other than, in the case of Undrawn L/C Face Amounts, for purposes of accrual of interest. As provided for in the Indenture, the Series 2018-1 Class A-1 L/C Notes may be prepaid, in whole or in part, at the option of the Co-Issuers. In addition, the Series 2018-1 Class A-1 L/C Notes are subject to mandatory prepayment as provided for in the Indenture. As described above, the entire unpaid principal amount of this Note shall be due and payable on the Series 2018-1 Legal Final Maturity Date. Subject to the terms and conditions of the Series 2018-1 Class A-1 Note Purchase Agreement, all payments of principal of the Series 2018-1 Class A-1 L/C Notes will be made pro rata to the holders of Series 2018-1 Class A-1 L/C Notes entitled thereto based on the amounts due to such holders.

Amounts due on this Note which are payable on a Quarterly Payment Date or on any date on which payments are permitted to be made as provided for in the Indenture shall be paid to the Person in whose name this Note (or one or more predecessor Notes) is registered at the close of business on the applicable Record Date or Prepayment Record Date, as the case may be.

Interest and fees and contingent interest, if any, will each accrue on the Series 2018-1 Class A-1 L/C Notes at the rates set forth in the Indenture. The interest and fees and contingent interest, if any, will be computed on the basis set forth in the Indenture. Amounts payable on the Series 2018-1 Class A-1 L/C Notes on each Quarterly Payment Date will be calculated as set forth in the Indenture.

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Payments of amounts due on this Note are subordinated to the payment of certain other amounts in accordance with the Priority of Payments.

If an Event of Default shall occur and be continuing, this Note may become or be declared due and payable in the manner and with the effect provided in the Indenture.

Unless otherwise specified in the Series 2018-1 Supplement, on each Quarterly Payment Date, the Paying Agent shall pay to the Series 2018-1 Class A-1 Noteholders of record on the preceding Record Date the amounts payable thereto (i) by wire transfer in immediately available funds released by the Paying Agent from the Series 2018-1 Class A-1 Distribution Account no later than 1:00 p.m. (New York City time) if a Series 2018-1 Class A-1 Noteholder has provided to the Paying Agent and the Trustee wiring instructions at least five (5) Business Days prior to the applicable Quarterly Payment Date or (ii) by check mailed first-class postage prepaid to such Series 2018-1 Class A-1 Noteholder at the address for such Series 2018-1 Class A-1 Noteholder appearing in the Note Register if such Series 2018-1 Class A-1 Noteholder has not provided wire instructions pursuant to clause (i) above; provided, however, that the final principal payment due on a Series 2018-1 Class A-1 Note shall only be paid upon due presentment and surrender of such Series 2018-1 Class A-1 Note for cancellation in accordance with the provisions of the Series 2018-1 Class A-1 Note at the applicable Corporate Trust Office.

As provided in the Indenture and subject to certain limitations set forth therein, the transfer of this Note may be registered on the Note Register upon surrender of this Note for registration of transfer at the office or agency designated by the Co-Issuers pursuant to the Indenture, duly endorsed by, or accompanied by a written instrument of transfer in form satisfactory to the Trustee, the Co-Issuers and the Registrar duly executed by, the Series 2018-1 Class A-1 Noteholder hereof or his attorney duly authorized in writing, with such signature guaranteed by an “eligible guarantor institution” meeting the requirements of the Registrar, which requirements include membership or participation in the Security Transfer Agent Medallion Program (“STAMP”) or such other “signature guarantee program” as may be determined by the Registrar in addition to, or in substitution for, STAMP, all in accordance with the Securities Exchange Act of 1934, as amended, and accompanied by such other documents as the Trustee and the Registrar may require and as may be required by the Series 2018-1 Supplement, and thereupon one or more new Series 2018-1 Class A-1 L/C Notes of authorized denominations in the same aggregate principal amount will be issued to the designated transferee or transferees. No service charge will be charged for any registration of transfer or exchange of this Note, but the transferor may be required to pay a sum sufficient to cover any tax or other governmental charge that may be imposed in connection with any such registration of transfer or exchange.

Each Series 2018-1 Class A-1 Noteholder, by acceptance of a Series 2018-1 Class A-1 Note, covenants and agrees by accepting the benefits of the Indenture that prior to the date that is one year and one day after the payment in full of the latest maturing note issued under the Indenture, such Series 2018-1 Class A-1 Noteholder will not institute against, or join with any other Person in instituting against, any Securitization Entity any bankruptcy, reorganization, arrangement, insolvency or liquidation proceedings, or other proceedings, under any federal or state bankruptcy or similar law; provided, however, that nothing herein shall constitute a waiver of any right to indemnification, reimbursement or other payment from the Securitization Entities pursuant to the Indenture or any other Related Document.

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It is the intent of the Co-Issuers and each Series 2018-1 Class A-1 Noteholder that, for federal, state and local income and franchise tax purposes only, the Series 2018-1 Class A-1 Notes will evidence indebtedness of the Co-Issuers secured by the Collateral. Each Series 2018-1 Class A-1 Noteholder, by the acceptance of this Note, agrees to treat this Note (or beneficial interests herein) for purposes of federal, state and local income or franchise taxes and any other tax imposed on or measured by income, as indebtedness of the Co-Issuers or, if any Co-Issuer is treated as a division of another entity, such other entity.

The Indenture permits certain amendments to be made thereto without the consent of the Control Party, the Controlling Class Representative or any Series 2018-1 Class A-1 Noteholders, provided that certain conditions precedent are satisfied. The Indenture also permits, with certain exceptions as therein provided, the amendment thereof and the modification of the rights and obligations of the Co-Issuers and the rights of the Series 2018-1 Class A-1 Noteholders under the Indenture at any time by the Co-Issuers with the consent of the Control Party (acting at the direction of the Controlling Class Representative) and without the consent of any Series 2018-1 Class A-1 Noteholders. The Indenture also contains provisions permitting the Control Party (acting at the direction of the Controlling Class Representative) to waive compliance by the Co-Issuers with certain provisions of the Indenture and certain past defaults under the Indenture and their consequences without the consent of any Series 2018-1 Class A-1 Noteholders. Any such consent or waiver of this Note (or any one or more predecessor Notes) shall be conclusive and binding upon such Series 2018-1 Class A-1 Noteholder and upon all future Series 2018-1 Class A-1 Noteholders of this Note and of any Note issued upon the registration of transfer hereof or in exchange hereof or in lieu hereof whether or not notation of such consent or waiver is made upon this Note.

Each purchaser or transferee of this Note (or any interest herein) shall be deemed to represent and warrant that either (i) it is neither a Plan (including, without limitation, an entity whose underlying assets include “plan assets” by reason of a Plan’s investment in the entity or otherwise) nor a governmental, church, non-U.S. or other plan which is subject to any Similar Law or (ii) its acquisition, holding and disposition of this Note (or any interest herein) will not constitute a non-exempt prohibited transaction under Section 406 of ERISA or Section 4975 of the Code or, in the case of a governmental, church, non-U.S. or other plan, a non-exempt violation under any Similar Law.

The term “Co-Issuer” as used in this Note includes any successor to the Co-Issuers under the Indenture.

The Series 2018-1 Class A-1 Notes are issuable only in registered form in denominations as provided in the Indenture, subject to certain limitations set forth therein.

This Note and the Indenture shall be governed by, and construed and interpreted in accordance with, the laws of the State of New York without regard to conflicts of law principles (other than Sections 5-1401 and 5-1402 of the General Obligations Law of the State of New York), and the obligations, rights and remedies of the parties hereunder and thereunder shall be determined in accordance with such laws.

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No reference herein to the Indenture and no provision of this Note or of the Indenture shall alter or impair the obligation of the Co-Issuers, which is absolute and unconditional, to pay the amounts due on this Note at the times, place and rate, and in the coin or currency herein prescribed.

[Remainder of page intentionally left blank]

A-1-3-10

ASSIGNMENT

Social Security or taxpayer I.D. or other identifying number of assignee:

FOR VALUE RECEIVED, the undersigned hereby sells, assigns and transfers unto

(name and address of assignee)

the within Note and all rights thereunder, and hereby irrevocably constitutes and appoints                             , attorney, to transfer said Note on the books kept for registration thereof, with full power of substitution in the premises.

Dated:

By:		[1]

Signature Guaranteed:

[1]	NOTE: The signature to this assignment must correspond with the name of the registered owner as it appears on the face of the within Note, without alteration, enlargement or any change whatsoever.

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INCREASES AND DECREASES

Date	Unpaid Principal Amount	Subfacility Increase	Subfacility Decrease	Total	Series 2018-1 Class A-1 Note Rate	Interest Accrual Period (if applicable)	Notation Made By

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EXHIBIT B

FORM OF TRANSFER CERTIFICATE FOR TRANSFERS

OF SERIES 2018-1 CLASS A-1 NOTES

Citibank, N.A.,

     as Trustee

480 Washington Boulevard

30th Floor

Jersey City, NJ 07310

Attention: Agency & Trust – Applebee’s Funding LLC & IHOP Funding LLC

Re:	Applebee’s Funding LLC; IHOP Funding LLC Series 2018-1 Variable Funding Senior Notes, Class A-1 Subclass: Series 2018-1 Class A-1 Advance Notes (the “Notes”)

Reference is hereby made to (i) the Base Indenture, dated as of September 30, 2014 (as amended, supplemented or modified, exclusive of Series Supplements, the “Base Indenture”), among Applebee’s Funding LLC and IHOP Funding LLC, as co-issuers (the “Co-Issuers”), and Citibank, N.A., as trustee (the “Trustee”) and as securities intermediary, and (ii) the Series 2018-1 Supplement to the Base Indenture, dated as of September 5, 2018 (the “Supplement” and, together with the Base Indenture, the “Indenture”), among the Co-Issuers, the Trustee and Citibank, N.A., as series 2018-1 securities intermediary. Capitalized terms used but not defined herein shall have the meanings assigned to them pursuant to the Indenture or the Series 2018-1 Class A-1 Note Purchase Agreement, as applicable.

This certificate relates to U.S. $[                        ] aggregate principal amount of Notes registered in the name of [                        ] [name of transferor] (the “Transferor”), who wishes to effect the transfer of such Notes in exchange for an equivalent principal amount of Notes of the same Subclass in the name of [                        ] [name of transferee] (the “Transferee”).

In connection with such request, and in respect of such Notes, the Transferee does hereby certify that either (A) it is a Co-Issuer or an Affiliate of a Co-Issuer or (B) such Notes are being transferred (i) in accordance with the transfer restrictions set forth in the Indenture and the Series 2018-1 Class A-1 Note Purchase Agreement, (ii) pursuant to an exemption from registration under the Securities Act of 1933, as amended (the “Securities Act”), and in accordance with any applicable securities laws of any state of the United States or any other jurisdiction and (iii) to a Person who is not a Competitor.

In addition, the Transferee hereby represents, warrants and covenants for the benefit of the Co-Issuers and the Trustee that either it is a Co-Issuer or an Affiliate of a Co-Issuer, or:

1.    it has had an opportunity to discuss the Co-Issuers’ and the Manager’s business, management and financial affairs, and the terms and conditions of the proposed purchase, with the Co-Issuers and the Manager and their respective representatives;

2.    it is an “accredited investor” within the meaning of Rule 501(a)(1), (2), (3) or (7) of Regulation D under the Securities Act and has sufficient knowledge and experience in financial and business matters to be capable of evaluating the merits and risks of investing in, and is able and prepared to bear the economic risk of investing in, the Series 2018-1 Class A-1 Notes;

3.    it is purchasing the Series 2018-1 Class A-1 Notes for its own account, or for the account of one or more “accredited investors” within the meaning of Rule 501(a)(1), (2), (3) or (7) of Regulation D under the Securities Act that meet the criteria described in paragraph (2) above and for which it is acting with complete investment discretion, for investment purposes only and not with a view to distribution, subject, nevertheless, to the understanding that the disposition of its property shall at all times be and remain within its control, and neither it nor its Affiliates has engaged in any general solicitation or general advertising within the meaning of the Securities Act with respect to the Series 2018-1 Class A-1 Notes;

4.    it understands that (i) the Series 2018-1 Class A-1 Notes have not been and will not be registered or qualified under the Securities Act or any applicable state securities laws or the securities laws of any other jurisdiction and are being offered only in a transaction not involving any public offering within the meaning of the Securities Act and may not be resold or otherwise transferred unless so registered or qualified or unless an exemption from registration or qualification is available, (ii) the Co-Issuers are not required to register the Series 2018-1 Class A-1 Notes and (iii) any transfer must comply with the provisions of Sections 2.8 and 2.13 of the Base Indenture, Section 4.3 of the Series 2018-1 Supplement and Section 9.03 or 9.17, as applicable, of the Series 2018-1 Class A-1 Note Purchase Agreement;

5.    it will comply with the requirements of paragraph (4) above in connection with any transfer by it of the Series 2018-1 Class A-1 Notes;

6.    it understands that the Series 2018-1 Class A-1 Notes will bear the legend set out in the applicable form of Series 2018-1 Class A-1 Notes attached to the Series 2018-1 Supplement and be subject to the restrictions on transfer described in such legend;

7.    it will obtain for the benefit of the Co-Issuers from any purchaser of the Series 2018-1 Class A-1 Notes substantially the same representations and warranties contained in the foregoing paragraphs;

8.    it is not a Competitor;

9.    either (i) it is neither a Plan (including, without limitation, an entity whose underlying assets include “plan assets” by reason of a Plan’s investment in the entity or otherwise) nor a governmental, church, non-U.S. or other plan which is subject to any Similar Law or (ii) its acquisition, holding and disposition of the Series 2018-1 Notes (or any interest therein) will not constitute a non-exempt prohibited transaction under Section 406 of ERISA or Section 4975 of the Code or, in the case of a governmental, church, non-U.S. or other plan, a non-exempt violation under any Similar Law; and

10.    it is:

         (check if applicable) a “United States person” within the meaning of Section 7701(a)(30) of the Internal Revenue Code of 1986, as amended (the “Code”) and a properly completed and signed Internal Revenue Service (“IRS”) Form W-9 (or applicable successor form) is attached hereto; or

         (check if applicable) not a “United States person” within the meaning of Section 7701(a)(30) of the Code and a properly completed and signed IRS Form W-8 (or applicable successor form) is attached hereto.

The Transferee understands that the Co-Issuers, the Trustee and their respective counsel will rely upon the accuracy and truth of the foregoing representations, and are irrevocably authorized to produce this certificate or a copy thereof to any interested party in any administrative or legal proceeding or official inquiry with respect to the matters covered hereby, and the Transferee hereby consents to such reliance and authorization.

[Name of Transferee]

By:
Name:
Title:

Dated:                                     ,

Taxpayer Identification Number:	Address for Notices:
Wire Instructions for Payments:
Bank:
Address:
Bank ABA #:	Tel:
Account No.:	Fax:
FAO:	Attn.:
Attention:

Registered Name (if Nominee):

cc:	Applebee’s Funding LLC
IHOP Funding LLC
450 North Brand Blvd., 7th Floor
Glendale, CA 91203.4415
Attention: General Counsel
Facsimile: 818-637-5362

EXHIBIT C

FORM OF QUARTERLY NOTEHOLDERS’ REPORT

[ATTACHED]

C-1